As filed with the Securities and Exchange Commission on September 28, 2005.

Registration Nos. 33-47782

811-6663

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 25

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940, as amended

☒	Amendment No. 26

SB ADJUSTABLE RATE INCOME FUND

(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004

(Address of Principal Executive Offices) (Zip Code)

(800) 451-2010

(Registrant’s Telephone Number, including Area Code)

Robert I. Frenkel, Secretary

SB Adjustable Rate Income Fund

300 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b)

☐	On pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On September 28, 2005 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SB ADJUSTABLE

RATE INCOME FUND

Smith Barney Class A, B, C and Y Shares

September 28, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

SB Adjustable Rate Income Fund

Smith Barney Mutual Funds	1

Investments, risks and performance

Investment objectives

The fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Principal investment strategies

Key investments The fund normally invests at least 80% of its net assets in adjustable rate securities. The fund may also invest up to 20% of its net assets in fixed rate debt securities. The securities in which the fund may invest include U.S. government securities, corporate debt securities, privately issued mortgage backed securities, asset backed securities, collateralized mortgage obligations (“CMOs”) and mortgage-related derivative securities, including government stripped mortgage backed securities (“SMBS”). Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. The privately issued asset backed securities in which the fund may invest may represent interests in various types of underlying receivables such as home equity loans and automobile and credit card receivables.

Unlike fixed rate securities, the interest rates of the fund’s adjustable rate mortgage and asset backed securities are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund’s net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.

The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 33 1/3% of the value of its total assets.

Credit quality The fund invests in U.S. government securities and securities rated at the time of purchase in the two highest long-term rating categories by a nationally recognized rating agency. The fund may invest up to 20% of its assets in securities that are unrated but determined to be of a quality equivalent to such two highest categories by the manager.

Maturity The fund will normally maintain an average effective duration of between six months and one year. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

Selection process The fund’s manager seeks to achieve low volatility of net asset value by diversifying the fund’s assets among investments the manager believes will, in the aggregate, be resistant to significant fluctuations in

2	SB Adjustable Rate Income Fund

market value. The manager evaluates the attractiveness of different sectors of the bond market and values individual securities within those sectors relative to other available securities.

In selecting individual securities for the fund’s portfolio, the manager takes into account various factors that may affect the fund’s volatility, including:

■	Remaining time to the security’s next interest rate reset date
■	The security’s payment characteristics
■	The security’s impact on the dollar weighted average life of the fund’s portfolio

Principal risks of investing in the fund

Investing in U.S. government and adjustable rate securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, for the following reasons:

■	The rate of prepayment of principal on mortgages or other obligations underlying securities in the fund’s portfolio may increase during periods of decreasing interest rates. Borrowers may elect to prepay as they refinance their mortgages or other obligations at lower rates. The manager will generally be unable to reinvest the prepayment proceeds at rates of return similar to those anticipated for the securities whose obligations have been prepaid
■	The obligors on a mortgage or other obligation underlying a privately issued security in the fund’s portfolio may default on their obligation to pay principal and/or interest, or the security’s credit rating may be downgraded by a rating organization or may be perceived by the market to be less creditworthy
■	Interest rates may decrease, because the adjustable nature of the fund’s investments makes it difficult to “lock in” a favorable rate of return in a declining interest rate environment
■	During a period of rapidly rising interest rates, the changes in the coupon rates of the fund’s adjustable rate securities temporarily lag behind changes in market rates. You could suffer a loss of principal if you sell shares of the fund before interest rates on mortgages underlying the fund’s securities are adjusted to reflect current market rates
■	Interest rates increase, causing the value of the fund’s fixed income securities to decline, which could reduce the value of the fund’s portfolio
■	The manager’s judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect

Smith Barney Mutual Funds	3

The fund engages in active and frequent trading to achieve its principal investment strategies. As a result, the fund may realize and distribute to shareholders higher capital gains, which could increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

The yield to maturity of an interest only (“IO”) class SMBS is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on the IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.

The fund employs leverage (i.e., borrows money), which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return.

Asset backed securities are newer instruments than mortgage backed securities and may be subject to a greater risk of default during periods of economic downturn. Asset backed securities may be less liquid than mortgage backed securities.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.

Who may want to invest The fund may be an appropriate investment if you:

■	Are a conservative investor seeking income rather than capital appreciation
■	Are willing to sacrifice potential capital appreciation for less (but not zero) net asset value volatility
■	Are seeking a higher level of current income than typically offered by money market funds

4	SB Adjustable Rate Income Fund

Performance Information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Smith Barney Class C shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Smith Barney Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class C shares reflects the impact of taxes paid on distributions and the redemption of shares and the reinvestment of distributions and dividends at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Returns—Smith Barney Class C

More recent return information

Year-to-date through 06/30/05: 1.02%

Highest and lowest quarter returns

(for periods shown in the bar chart)

Highest: 2.77% in 1st quarter 1995; Lowest: (0.22)% in 2nd quarter 2004

Smith Barney Mutual Funds	5

Average Annual Total Returns

(for periods ended 12/31/04)

	1 year	5 years	10 years	Since Inception	Inception Date
Smith Barney Class C† Return Before Taxes	0.89%	3.23%	4.33%	n/a	06/22/92
Smith Barney Class C† Return After Taxes on Distributions(1)	0.32%	1.91%	2.56%	n/a
Smith Barney Class C† Return After Taxes on Distributions and Sale of Fund Shares(1)	0.58%	1.94%	2.58%	n/a
Smith Barney Class A‡ Return Before Taxes	(0.59)%	3.32%	n/a	4.11%	04/18/97
Smith Barney Class B Return Before Taxes	(3.99)%	2.99%	4.27%	n/a	11/06/92
Smith Barney Class Y Return Before Taxes	1.73%	n/a	n/a	1.71%	10/17/02
Citigroup Index(2)	1.31%	2.97%	4.17%	n/a	n/a
†	Prior to April 29, 2004, Smith Barney Class C shares were designated Smith Barney Class L shares, and prior to August 5, 2002, such shares were designated Class A shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
‡	Prior to August 5, 2002, Smith Barney Class A shares were designated Class I shares. The average annual total returns for Smith Barney Class A shares have been restated to include the 2% sales charge implemented on August 5, 2002.
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Smith Barney Class C shares only. After-tax returns for Smith Barney Class A, Smith Barney Class B and Smith Barney Class Y shares will vary.
(2)	The Citigroup 6-Month U.S. Treasury Bill Index (Citigroup Index) is an unmanaged index which is an average of the last six-month United States Treasury Bills. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

6	SB Adjustable Rate Income Fund

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

	Smith Barney
(fees paid directly from your investment)	Class A*		Class B	Class C***	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.00%	**	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None		5.00%	None	None

Annual fund operating expenses

	Smith Barney
(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	0.75%	0.75%	None
Other expenses	0.11%	0.11%	0.08%	0.03%

Total annual fund operating expenses	0.96%	1.46%	1.43%	0.63%
*	Prior to August 5, 2002, Smith Barney Class A shares were designated Class I shares.
**	As of August 5, 2002, you may buy Smith Barney Class A shares in amounts of $500,000 or more at net asset value without an initial sales charge. In addition, the initial sales charge is waived for purchases by certain investors including shareholders who held Class I shares as of August 5, 2002.
***	Prior to April 29, 2004, Smith Barney Class C shares were designated Smith Barney Class L shares, and prior to August 5, 2002, such shares were designated Class A shares.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown

Smith Barney Mutual Funds	7

■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of the example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your Smith Barney shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$296	$500	$720	$1,354
Class B (redemption at end of period)	$649	$762	$897	$1,611	*
Class B (no redemption)	$149	$462	$797	$1,611	*
Class C (with or without redemption)	$146	$452	$782	$1,713
Class Y (with or without redemption)	$64	$202	$351	$786
*	assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Derivative contracts The fund may, but need not, use derivative contracts, such as interest rate futures contracts and options on securities and securities indices and options on these futures, to hedge against the economic impact of adverse changes in the market value of its securities because of changes in interest rates. The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

8	SB Adjustable Rate Income Fund

Foreign securities The fund may invest up to 10% of its assets in U.S. dollar denominated debt securities of foreign issuers. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio holdings The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (“SAI”).

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

Manager The fund’s investment adviser (the “manager”) is Smith Barney Fund Management LLC (“SBFM”), an affiliate of Citigroup Global Markets Inc. (“Citigroup Global Markets”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and Citigroup Global Markets are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. Prior to July 23, 2002, the fund was sub-advised by BlackRock Financial Management, Inc.

David A. Torchia and Theresa M. Veres, each an investment officer of SBFM, have been, and are, responsible for the day-to-day management of the fund since July 2002. Mr. Torchia, a managing director of Citigroup Global Markets, has been employed by Salomon Brothers Asset Management Inc (“SBAM”), an affiliate of SBFM, since July 1990, is a Senior Portfolio Manager responsible for directing investment policy and strategy

Smith Barney Mutual Funds	9

for high quality U.S. fixed income portfolios. He has 15 years of investment management experience. Ms. Veres, a director of Citigroup Global Markets who has been employed by SBAM since March 1997, is a U.S. fixed income portfolio manager responsible for high quality U.S. fixed income portfolios with a focus on asset-backed securities and mortgage securities. She has eight years of investment management experience.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the manager, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager. Therefore, the fund’s Board has approved a new investment management contract between the fund and the manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the fund for their approval.

Management fee During the fiscal year ended May 31, 2005, the manager received an advisory fee equal to 0.39% of the fund’s average daily net assets.

Administrator The fund’s administrator is also SBFM. For its services, SBFM received a fee during the fund’s last fiscal year equal to 0.20% of the fund’s average daily net assets.

10	SB Adjustable Rate Income Fund

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as the transfer agent and shareholder servicing agent for the fund’s Smith Barney share classes (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

Recent developments On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and Citigroup Global Markets willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and Citigroup Global Markets knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend

Smith Barney Mutual Funds	11

the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and Citigroup Global Markets. The order also finds that SBFM and Citigroup Global Markets willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and Citigroup Global Markets do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and Citigroup Global Markets and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and Citigroup Global Markets to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

12	SB Adjustable Rate Income Fund

Choosing a class of shares to buy

You can choose among four classes of shares: Smith Barney Classes A, B, C and Y. Smith Barney Class B shares are only available through exchange purchases. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial consultants (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Smith Barney Mutual Funds	13

Investment minimums Minimum initial and additional investment amounts vary depending on the Class of shares you buy and the nature of your investment account.

	Initial				Additional
	Smith Barney Class A	Smith Barney Class B (exchange purchases only)	Smith Barney Class C	Smith Barney Class Y†	All Smith Barney Classes
General	$1,000	$1,000	$1,000	$15,000,000	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$250	$250	$15,000,000	$50
Qualified Retirement Plans*	$25	$25	$25	$15,000,000	$25
Simple IRAs	$1	$1	$1	n/a	$1
Monthly Systematic Investment Plans	$25	$25	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	$50	$50	n/a	$50
*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans
†	The minimum initial investment amount may be waived for purchases by accounts managed by registered investment advisory subsidiaries of Citigroup.

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Smith Barney Class A shares
■	the deferred sales charges that apply to the redemption of Smith Barney Class B and Smith Barney Class C shares
■	who qualifies for lower sales charges on Smith Barney Class A shares
■	who qualifies for a sales load waiver

Go to http://www.citigroupam.com and click on the name of the fund.

14	SB Adjustable Rate Income Fund

Comparing the fund’s Smith Barney classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which Smith Barney Class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ Available only in an exchange from another fund ■ No initial sales charge ■ Converts to Class A after 8 years ■ Deferred sales charge based on that of the fund owned prior to exchange	■ No initial or deferred sales charge ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ With certain exceptions, must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	2.00%; waived for certain investors including shareholders who held Class I shares as of August 5, 2002. No charge for purchases of $500,000 or more	None	None	None
Deferred sales charge	None, except for share exchanges (see “Exchanging Shares”)	Up to 5% charged when you redeem shares; the charge is reduced over time and there is no deferred sales charge after 5 years.

None, however, Class C shares acquired in an exchange from another Smith Barney fund subject to a deferred sales charge remain subject to the original fund’s deferred sales charge while held in the fund

None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.75% of average daily net assets	None
Exchange Privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Mutual Funds	15

Sales charges

Smith Barney Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge of 2%. You do not pay a sales charge on investments of $500,000 or more, or on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor may keep up to 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by Class A shares serviced by them.

	Sales Charge as a % of:
Amount of purchase	Offering price (%)	Net amount invested (%)	Broker/Dealer Commission as % of offering price
Less than $500,000	2.00	2.04	up to 2.00
$500,000 or more	-0-	-0-	None

If you held Class I shares of the fund on August 5, 2002, you will not pay an initial sales charge on purchases of Class A shares.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

16	SB Adjustable Rate Income Fund

Accumulation Privilege–lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

■	you; or
■	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent–lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as of all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by

■	you; or
■	your spouse and children under the age of 21

Smith Barney Mutual Funds	17

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with Citigroup Global Markets
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified
■	Investors who held Class I shares of the fund on August 5, 2002

18	SB Adjustable Rate Income Fund

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Smith Barney Class B shares

Smith Barney Class B shares, which are available only through exchanges of Class B shares of other Smith Barney funds, are purchased at net asset value without paying an initial sales charge. However, if you redeem your Smith Barney Class B shares within five years of your purchase payment in a Smith Barney fund, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After 8 years from original purchase payment of Class B shares, such shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: Upon exchange from another Smith Barney fund	Shares issued: On reinvestment of dividends and distributions
On the date the shares originally acquired would have converted into Class A shares	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)

Smith Barney Class C shares

You buy Class C shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. (However, if you acquire Smith Barney Class C shares by exchange from another fund whose Class C shares

Smith Barney Mutual Funds	19

are subject to a deferred sales charge, you will be subject to a 1% deferred sales charge if you redeem such shares within one year of the date of purchase of the original shares.) Class C shares are subject to higher ongoing distribution and service fees than Class A shares.

Service Agents receive an annual fee of 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Smith Barney Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem.

With certain exceptions, you must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares over a 13-month period. To qualify you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

20	SB Adjustable Rate Income Fund

Deferred sales charge waivers

The deferred sales charge for each share Class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write the fund at the following address:

SB Adjustable Rate Income Fund

(Specify Class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at
1-800-451-2010.

Smith Barney Mutual Funds	21

Through a systematic investment plan

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■    Amounts transferred should be at least: $25 monthly or $50 quarterly

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

For more information, contact your Service Agent or the sub-transfer agent or consult the SAI.

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B and Class C shares are, with certain exceptions, subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. With certain exceptions, your shares will not be subject to an initial sales charge at the time of the exchange.

■    If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

22	SB Adjustable Rate Income Fund

Additional sales charges	Smith Barney Class A shares purchased on or afterAugust 5, 2002 will not be subject to a sales charge differential upon the exchange of such shares for Class A shares of another Smith Barney fund sold with a sales charge. Smith Barney Class A shares held prior to August 5, 2002, however, will be subject to a sales charge differential upon such an exchange. The sales charge differential is the sales charge rate applicable to purchases of shares of the mutual fund being acquired in the exchange. To the extent the fund shares relinquished in the exchange are attributable to predecessor shares for which a sales charge was paid, the sales charge differential does not apply. For purposes of the exchange privilege, shares obtained through automatic reinvestment of dividends and capital gain distributions are treated as having paid the same sales charges applicable to the shares on which the dividends or distributions were paid; however, except in the case of certain retirement plans and programs, if no sales charge was imposed upon the initial purchase of shares, any shares obtained through automatic reinvestment will be subject to a sales charge differential upon exchange.

If you exchange Class C shares that are not already subject to a deferred sales charge, you may be subject to a 1.00% deferred sales charge if you redeem your shares within one year of the date of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-

Smith Barney Mutual Funds	23

quests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the bottom of this page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

SB Adjustable Rate Income Fund

(Specify Class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

24	SB Adjustable Rate Income Fund

Your written request must provide the following:

■    The name of the fund and your account number

■    The Class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds	25

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

26	SB Adjustable Rate Income Fund

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500, the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market

Smith Barney Mutual Funds	27

timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance,

28	SB Adjustable Rate Income Fund

and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and Distributions The fund’s policy is to declare daily dividends from its net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same Class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/ or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income

Smith Barney Mutual Funds	29

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value.

30	SB Adjustable Rate Income Fund

The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities--some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable--the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the fund’s sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the fund’s sub-transfer agent before the sub-transfer agent’s close of business.

Smith Barney Mutual Funds	31

Financial highlights

The financial highlights tables are intended to help you understand the performance of Smith Barney Classes A, B, C and Y for the past 5 years (or since inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the five years ended May 31, 2005, has been audited by KPMG LLP, an independent registered public accounting firm. KPMG’s report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Smith Barney Class A* share of beneficial interest outstanding throughout each year ended May 31:

	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value, beginning of year	$9.64	$9.78	$9.80	$9.85	$9.66
Income from operations:
Net investment income	0.19	0.14	0.21	0.36	0.57
Net realized and unrealized gain (loss)	0.01	(0.08)	0.07	0.03	0.21
Total income from operations	0.20	0.06	0.28	0.39	0.78
Less distributions from:
Net investment income	(0.22)	(0.20)	(0.29)	(0.44)	(0.59)
Capital	—	—	(0.01)	—	—
Total distributions	(0.22)	(0.20)	(0.30)	(0.44)	(0.59)
Net asset value, end of year	$9.62	$9.64	$9.78	$9.80	$9.85
Total return(2)	2.13%	0.64%	2.87%	4.08%	8.26%
Net assets, end of year (millions)	$311	$536	$1,089	$416	$65
Ratios to Average Net Assets:
Gross expenses	0.96%	0.94%	0.95%	1.29%	3.01%
Net expenses	0.94 (3)	0.94	0.95	1.29	3.01
Net investment income	1.92	1.49	2.13	3.68	5.88
Portfolio turnover rate	20%	42%	15%	49%	63%

*	On August 5, 2002, Class I shares were renamed as Class A shares. On April 4, 2003, Class A shares were renamed as Smith Barney Class A shares.
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(3)	The investment adviser has voluntarily waived a portion of its fees.

32	SB Adjustable Rate Income Fund

For a Smith Barney Class B* share of beneficial interest outstanding throughout each year ended May 31:

	2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value, beginning of year	$9.55	$9.69	$9.72	$9.78	$9.60
Income from operations:
Net investment income	0.14	0.10	0.16	0.31	0.50
Net realized and unrealized gain (loss)	0.02	(0.09)	0.06	0.02	0.21
Total income from operations	0.16	0.01	0.22	0.33	0.71
Less distributions from:
Net investment income	(0.18)	(0.15)	(0.24)	(0.39)	(0.53)
Capital	—	—	(0.01)	—	—
Total distributions	(0.18)	(0.15)	(0.25)	(0.39)	(0.53)
Net asset value, end of year	$9.53	$9.55	$9.69	$9.72	$9.78
Total return(2)	1.64%	0.15%	2.28%	3.43%	7.60%
Net assets, end of year (000s)	$18,045	$23,941	$37,531	$11,316	$2,929
Ratios to Average Net Assets:
Gross expenses	1.46%	1.45%	1.47%	1.78%	3.63%
Net expenses	1.45 (3)	1.45	1.47	1.78	3.63
Net investment income	1.46	1.01	1.68	3.18	5.28
Portfolio turnover rate	20%	42%	15%	49%	63%

*	On April 4, 2003, Class B shares were renamed as Smith Barney Class B shares.
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(3)	The investment adviser has voluntarily waived a portion of its fees.

Smith Barney Mutual Funds	33

For a Smith Barney Class C* share of beneficial interest outstanding throughout each year ended May 31:

	2005(1)	2004(1)	2003(1)		2002(1)	2001(1)
Net asset value, beginning of year	$9.60	$9.74	$9.76		$9.81	$9.62
Income from operations:
Net investment income	0.14	0.10	0.16		0.32	0.50
Net realized and unrealized gain (loss)	0.02	(0.08)	0.07		0.02	0.23
Total income from operations	0.16	0.02	0.23		0.34	0.73
Less distributions from:
Net investment income	(0.18)	(0.16)	(0.25)		(0.39)	(0.54)
Capital	—	—	(0.00	)(2)	—	—
Total distributions	(0.18)	(0.16)	(0.25)		(0.39)	(0.54)
Net asset value, end of year	$9.58	$9.60	$9.74		$9.76	$9.81
Total return(3)	1.66%	0.17%	2.38%		3.55%	7.74%
Net assets, end of year (millions)	$432	$720	$1,292		$447	$102
Ratios to average net assets:
Gross expenses	1.43%	1.42%	1.42%		1.76%	3.60%
Net expenses	1.42 (4)	1.42	1.42		1.76	3.60
Net investment income	1.46	1.02	1.65		3.21	5.35
Portfolio turnover rate	20%	42%	15%		49%	63%

*	On August 5, 2002, Class A shares were renamed as Class L shares. On April 4, 2003, Class L shares were renamed as Smith Barney Class L shares. On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(4)	The investment adviser has voluntarily waived a portion of its fees.

34	SB Adjustable Rate Income Fund

For a Smith Barney Class Y* share of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

	2005(1)	2004(1)	2003(1)(2)
Net asset value, beginning of year	$9.64	$9.78	$9.81
Income from operations:
Net investment income	0.23	0.17	0.13
Net realized and unrealized gain (loss)	(0.01)	(0.07)	0.02
Total income from operations	0.22	0.10	0.15
Less distributions from:
Net investment income	(0.25)	(0.24)	(0.18)
Capital	—	—	(0.00	)(3)
Total distributions	(0.25)	(0.24)	(0.18)
Net asset value, end of year	$9.61	$9.64	$9.78
Total Return(4)	2.36%	0.99%	1.55%
Net assets, end of year (000s)	$169,522	$81,230	$73,390
Ratios to average net assets:
Gross expenses	0.63%	0.62%	0.65	%(5)
Net expenses	0.62 (6)	0.62	0.65	%(5)
Net investment income	2.39	1.76	2.14	(5)
Portfolio turnover rate	20%	42%	15%

*	On April 4, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period October 17, 2002 (inception date) to May 31, 2003.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment adviser has voluntarily waived a portion of its fees.

Smith Barney Mutual Funds	35

SB Adjustable Rate Income Fund

You may visit the fund’s web site at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information

The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-06663)

FD0249 9/05

SEPTEMBER 28, 2005

PROSPECTUS

AND

APPLICATION

SB Adjustable Rate Income Fund

■ Salomon Brothers Classes of Shares

The Securities and Exchange Commission has not approved or disapproved the fund’s shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

SB ADJUSTABLE RATE INCOME FUND

About mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

SB Adjustable Rate Income Fund -	1

FUND GOAL, STRATEGIES AND RISKS

Investment objectives	The fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.
Principal investment strategies

The fund normally invests at least 80% of its net assets in adjustable rate securities. The fund may also invest up to 20% of its net assets in fixed rate debt securities. The securities in which the fund may invest include U.S. government securities, corporate debt securities, privately issued mortgage backed securities, asset backed securities, collateralized mortgage obligations (“CMOs”) and mortgage-related derivative securities, including government stripped mortgage backed securities (“SMBS”). Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. The privately issued asset backed securities in which the fund may invest may represent interests in various types of underlying receivables such as home equity loans and automobile and credit card receivables.

Unlike fixed rate securities, the interest rates of the fund’s adjustable rate mortgage and asset backed securities are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund’s net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.

The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 33 1/3% of the value of its total assets.

Credit quality  The fund invests in U.S. government securities and securities rated at the time of purchase in the two highest long-term rating categories by a nationally recognized rating agency. The fund may invest up to 20% of its assets in securities that are unrated but determined to be of a quality equivalent to such two highest categories by the manager.

Maturity  The fund will normally maintain an average effective duration of between six months and one year. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

How the manager selects the fund’s investments

The manager seeks to achieve low volatility of net asset value by diversifying the fund’s assets among investments it believes will, in the aggregate, be resistant to significant fluctuations in market value. The manager evaluates the attractiveness of different sectors of the bond market and values individual securities within those sectors relative to other available securities.

In selecting individual securities for the fund’s portfolio, the manager takes into account various factors that may affect the fund’s volatility, including:

•   Remaining time to the security’s next interest rate reset date

•   The security’s payment characteristics

•   The security’s impact on the dollar weighted average life of the fund’s portfolio

SB Adjustable Rate Income Fund -	2

Principal risks of investing in the fund

Investing in U.S. government and other adjustable rate securities can provide benefits, but it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, for the following reasons:

•   The rate of prepayment of principal on mortgages or other obligations underlying securities in the fund’s portfolio may increase during periods of decreasing interest rates. Borrowers may elect to prepay as they refinance their mortgages or other obligations at lower rates. The manager will generally be unable to reinvest the prepayment proceeds at rates of return similar to those anticipated for the securities whose obligations have been prepaid

•   The obligors on a mortgage or other obligation underlying a privately issued security in the fund’s portfolio may default on their obligation to pay principal and/or interest, or the security’s credit rating may be downgraded by a rating organization or may be perceived by the market to be less creditworthy

•   Interest rates may decrease, because the adjustable nature of the fund’s investments makes it difficult to “lock in” a favorable rate of return in a declining interest rate environment

•   During a period of rapidly rising interest rates, the changes in the coupon rates of the fund’s adjustable rate securities temporarily lag behind changes in market rates. You could suffer a loss of principal if you sell shares of the fund before interest rates on mortgages underlying the fund’s securities are adjusted to reflect current market rates

•   Interest rates increase, causing the value of the fund’s fixed income securities to decline, which could reduce the value of the fund’s portfolio

•   The manager’s judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect

The fund engages in active and frequent trading to achieve its principal investment strategies. As a result, the fund may realize and distribute to shareholders higher capital gains, which could increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

The yield to maturity of an interest only (“IO”) class of SMBS is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on the IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.

The fund employs leverage (i.e., borrows money), which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return.

Asset backed securities are newer instruments than mortgage backed securities and may be subject to a greater risk of default during periods of economic downturn. Asset backed securities may be less liquid than mortgage backed securities.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.

SB Adjustable Rate Income Fund -	3

Performance

This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Quarterly returns: Highest: 0.65% in 1st quarter 2004; Lowest: (0.17)% in 2nd quarter 2004.

More recent return information: Year-to-date through 06/30/05: 1.21%

Performance table

This table assumes the maximum sales charge applicable to the class, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (Calendar Year Ended December 31, 2004)
	1 year	5 years	10 years	Since Inception*
Salomon Brothers Class A
Return before taxes	(0.73)%	n/a	n/a	0.00%
Return after taxes on distributions	(1.47)%	n/a	n/a	(0.73)%
Return after taxes on distributions and sale of fund shares	(0.48)%	n/a	n/a	(0.42)%
Other Classes (returns before taxes)
Class B	(4.14)%	n/a	n/a	(1.86)%
Class C(1)	0.87%	n/a	n/a	0.60%
Class O	n/a	n/a	n/a	n/a
Class Y	n/a	n/a	n/a	n/a
Citigroup Index†	1.31%	n/a	n/a	n/a

†	The Citigroup 6-Month U.S. Treasury Bill Index (Citigroup Index) is an unmanaged index which is an average of the last six six-month United States Treasury Bills. It is not possible to invest in an index. An index does not reflect deductions for fees, expenses or taxes.
*	The inception date for Class A shares is April 22, 2003. The inception date for Class B shares is August 7, 2003. The inception dated for Class C shares is May 12, 2003.
(1)	Effective as of April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

Total Return

This bar chart shows the performance of the fund’s Salomon Brothers Class A shares (the fund’s oldest class of shares) for each full calendar year since the fund’s inception. The chart does not reflect sales charges, which would reduce your return.

Comparative performance

This table compares the before- and after-tax average annual total return of the fund’s Salomon Brothers Class A shares for the periods shown with the returns of a broad-based securities market index. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Salomon Brothers Class A shares only and the after-tax returns for all other classes will vary. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

SB Adjustable Rate Income Fund -	4

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in fund shares.

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower.

Fee table

Shareholder fees (paid directly from your investment)	Salomon Brothers
	Class A		Class B	Class C	Class O		Class Y
Maximum sales charge on purchases	2.00%	*	None	None	None		None
Maximum deferred sales charge on redemption	None		5.00%	None	None		None
Annual fund operating expenses (paid by the fund as a % of net assets)
Management fees	0.60%		0.60%	0.60%	0.60%		0.60%
Distribution and service (12b-1) fees	0.25%		0.75%	0.75%	None		None
Other expenses	0.22%		0.36%	0.12%	0.36%	**	0.36%	**
Total annual fund operating expenses	1.07%		1.71%	1.47%	0.96%		0.96%

*	You may buy Salomon Brothers Class A shares in amounts of $500,000 or more at net asset value without an initial sales charge but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	For Salomon Brothers Class O and Salomon Brothers Class Y shares, “Other Expenses” have been estimated based upon expenses incurred by Salomon Brothers Class B shares because no Salomon Brothers Class O and Salomon Brothers Class Y shares were outstanding during the fiscal year ended May 31, 2005.

Example

Number of years you own your Salomon Brothers shares	1 Year	3 Years	5 Years	10 Years
Your cost would be
Class A (with or without redemption at end of period)	$307	$534	$778	$1,480
Class B (redemption at end of period)	$674	$839	$1,028	$1,850	*
Class B (no redemption)	$174	$539	$928	$1,850	*
Class C (with or without redemption at end of period)	$150	$465	$803	$1,757
Class O (with or without redemption at end of period)	$98	$306	$531	$1,178
Class Y (with or without redemption at end of period)	$98	$306	$531	$1,178

*	Assumes conversion to Class A shares approximately seven years after purchase.

The example assumes:

•   You invest $10,000 in the fund for the period shown

•   Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of the example and is not a prediction of the fund’s future performance.

•   You reinvest all distributions and dividends without a sales charge

•   The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

•   You redeem your shares at the end of the period (unless otherwise indicated)

SB Adjustable Rate Income Fund -	5

MORE ON THE FUND’S INVESTMENTS

Derivative contracts

The fund may, but need not, use derivative contracts, such as interest rate futures contracts and options on securities and securities indices and options on these futures, to hedge against the economic impact of adverse changes in the market value of its securities due to changes in interest rates. The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign securities	The fund may invest up to 10% of its assets in U.S. dollar denominated debt securities of foreign issuers. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.
Defensive investing	The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the Statement of Additional Information (“SAI”).

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

SB Adjustable Rate Income Fund -	6

MANAGEMENT

Manager

The fund’s investment adviser (the “manager”) is Smith Barney Fund Management LLC (“SBFM”), an affiliate of Citigroup Global Markets Inc. (“Citigroup Global Markets”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and Citigroup Global Markets are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. Prior to July 23, 2002, the fund was sub-advised by BlackRock Financial Management, Inc.

David A. Torchia and Theresa M. Veres, each an investment officer of SBFM, have been, and are, responsible for the day-to-day management of the fund since July 2002. Mr. Torchia, a managing director of Citigroup Global Markets who has been employed by Salomon Brothers Asset Management Inc (“SBAM”), an affiliate of SBFM, since July, 1990, is a Senior Portfolio Manager responsible for directing investment policy and strategy for high quality U.S. fixed income portfolios. He has 15 years of investment management experience. Ms. Veres, a director of Citigroup Global Markets who has been employed by SBAM since March 1997, is a U.S. fixed income portfolio manager responsible for high quality U.S. fixed income portfolios with a focus on asset-backed securities and mortgage securities. She has eight years of investment management experience.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund’s manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

On June 24, 2005, Citigroup announced that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the manager, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the manager. Therefore, the fund’s Board has approved a new investment management contract

SB Adjustable Rate Income Fund -	7

between the fund and the manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the fund for their approval.
Management fee	During the fiscal year ended May 31, 2005, the manager received an advisory fee equal to 0.39% of the fund’s average daily net assets.
Administrator	The fund’s administrator is also SBFM. For its services, SBFM received a fee during the fund’s last fiscal year equal to 0.20% of the fund’s average daily net assets.
Recent Developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and Citigroup Global Markets willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and Citigroup Global Markets knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and Citigroup Global Markets. The order also finds that SBFM and Citigroup Global Markets willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and Citigroup Global Markets and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

SB Adjustable Rate Income Fund -	8

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and Citigroup Global Markets to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Neither the Salomon Brothers Classes of Shares of the Affected Funds nor the Smith Barney S&P 500 Index Fund implemented the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

CHOOSING A CLASS OF SHARES TO BUY

Share classes

You can choose among three classes of shares: Salomon Brothers Classes A, C or Y. Salomon Brothers Class B and Salomon Brothers Class O shares of the fund are available only by exchange from Class B or Class O shares respectively, of a Salomon Brothers fund. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

•   How much you plan to invest

•   How long you expect to own the shares.

•   The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.

•   Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Salomon Brothers Class A or Salomon Brothers Class C shares (and are ineligible to purchase Salomon Brothers Class Y), it will in almost all cases be the more economical choice for you to purchase Salomon Brothers Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Salomon Brothers Class A shares and the lower ongoing expenses of Salomon Brothers Class A shares compared to Salomon Brothers Class C shares.

SB Adjustable Rate Income Fund -	9

Investment minimums	Minimum initial investment amounts vary depending on the nature of your investment account.

	Initial Investment		Additional Investments

	Salomon Brothers Classes A, B*, C, O*	Salomon Brothers Class Y	Salomon Brothers Classes A, B*, C, O*	Salomon Brothers Class Y
General	$250	$2.5 Million	$50	$1,000
Individual Retirement Accounts, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$50	$2.5 Million	$50	$1,000
Qualified Retirement Plans	$50	$2.5 Million	$50	$1,000
Monthly Systematic Investment Plans	$25	n/a	$25	n/a
Pre-authorized Check Plan	$25	n/a	$25	n/a

* Salomon Brothers Class B and Salomon Brothers Class O shares are available through exchange purchases only.

Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

Comparing classes	Your Financial Consultant can help you decide which class meets your goals. Your Financial Consultant may receive different compensation depending upon which class you choose.
Distribution plan

The fund has adopted a Rule 12b-1 distribution plan for its Salomon Brothers Class A, B and C shares. Under the plan, the fund pays distribution and service fees. These fees are an ongoing expense and over time may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

SB Adjustable Rate Income Fund -	10

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SB Adjustable Rate Income Fund

Account Application

Please Note: A separate application must be used to open an IRA account.

1. Type of Account (Please print)

(Account will not be opened without Taxpayer I.D. No. or Social Security No.)

☐  INDIVIDUAL

☐  JOINT

Social Security No. or Taxpayer I.D. No.

Name

Joint Registrant (if any)1,2

Social Security No. or Taxpayer I.D. No.

Name

[1]	Use only the Social Security Number or Taxpayer Identification Number of the first listed joint tenant.
[2]	For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

☐  UNIFORM GIFT TO MINORS OR        ☐  UNIFORM TRANSFER TO MINORS (where allowed by law)

Name of Adult Custodian (only one permitted)

Name

Minor’s Date of Birth

Name of Minor (only one permitted)

Minor’s Social Security No.

Name

(Account will not be opened without minor’s Social Security No.)

Uniform Gifts/Transfer to Minors Act.

under the

State of Residence of Minor

☐  CORPORATION

☐  PARTNERSHIP

Social Security No. or Taxpayer I.D. No.

☐  TRUST*

☐  OTHER

(Account will not be opened without Taxpayer I.D. No. or Social Security No.)

Name of Corporation, Partnership, or Other

Name(s) of Trustee(s)

*	If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.

Date of the Trust Agreement

2. Mailing Address

Street or P.O. Box

City

State

Zip

Business Telephone

Home Telephone

3. Investment Information

Method of Investment

☐ I	have enclosed a check for the minimum of $250 ($50 for UGMA accounts).
☐ I	have enclosed a check for the minimum of $25 and completed the Automatic Investment Plan information in Section 10.
☐ I	purchased shares of through my broker on / / . Confirm #

Please make my investment in the Class designated below:

Class A	Class C	Class Y	Investment
$
$
$
$
$
Total Investment Amount			$

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4. Reduced Sales Charge (Available for Class A Shares Only)

Method of Investment

Are you a shareholder in another Salomon Brothers Fund?         ☐  Yes         ☐  No

☐	I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Fund accounts (excluding Class B and Class C Shares).

Fund

Account No. or Social Security No.

Letter of Intent

☐	I agree to the Letter of Intent provisions contained in the Fund’s current Prospectus. During a 13-month period, I plan to invest a dollar amount of at least $500,000

5. Dividend and Capital Gains Distributions

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

Dividends

Capital Gains

☐	I wish to reinvest dividends in the same Fund.
☐	I wish to reinvest capital gains in the same Fund.
☐	I wish to have dividends paid in cash.
☐	I wish to have capital gains paid in cash.

The Automatic Dividend Diversification Program allows an investor to have dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

☐ Please reinvest dividends and capital gains from the Fund to the                                                                                             Fund.

Optional Features

6. Automatic Withdrawal Plan

I would like to establish an Automatic Withdrawal in the amount of $             to be executed on the      day of the month (or the next business day if the selected day falls on a weekend or holiday).

☐  Monthly ☐  Quarterly ☐  Startup Month/Year:

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

Please mail checks to:

Wire transfers to:

☐ Address	of Record (named in Section 2)
☐ Bank	of Record (named in Section 10)

Name

Address

City

State

Zip

7. Telephone Redemption Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

☐	I DO NOT want the Telephone Redemption Privilege.

8. Systematic Exchange Plan

I would like to exchange shares in my Fund account, for which no certificates have been issued, to:

$                              into the                                                                   Fund, Account #

$25 Minimum

$                              into the                                                                   Fund, Account #

$25 Minimum

$                              into the                                                                   Fund, Account #

$25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of

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9. Telephone Exchange Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current Prospectus.

☐	I DO NOT want the Telephone Exchange Privilege.

10. Automatic Investment Plan

The Automatic Investment Plan, which is available to shareholders of the Fund, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Fund’s transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please withdraw $                             from my checking account (named in Section 11) on the      day of the month for investment:

☐  Monthly

☐  Every alternate month ☐  Other

☐  Quarterly

☐  Semiannually

No more than one investment will be processed per month.

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

JOHN DOE000 123 Main Street Anywhere, USA 12345 $

11. Bank of Record

Please attach a voided check in the space provided in Section 10.

Bank Name

Address

City

State

Zip

Bank ABA No.

Bank Account No.

Account Name

VOID

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Signature and Dealer Information

12. Signature and Taxpayer Certification

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the SB Adjustable Rate Income Fund in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I (we) may bear the risk of loss in the event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

Under the penalty of perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or; (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.

☐	Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)
☐	Nonresident alien [form W-8 attached]Country of Citizenship

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized signature                                                    Title                                                    Date

Authorized signature                                                    Title                                                    Date

13. For Dealer Use Only (Please print)

We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer’s Name

Main Office Address

Dealer Number

Branch #

Rep #

Representative’s Name

Branch Address

Telephone No.

Authorized Signature of Dealer

Title

If desired, I elect to have third party statements sent to the following address:

Customer Service

For customer service, including account information, transfers and Fund prices, you may call

1-800-446-1013

between 9:00 a.m. and 5:00 p.m. Eastern Time.

Mailing Instructions

Mail your completed account application and check made payable to Salomon Brothers Funds to: SB Adjustable Rate Income Fund c/o PFPC Inc. P.O. Box 9764 Providence, RI 02940-9764	OR	(for overnight and express mail delivery) SB Adjustable Rate Income Fund c/o PFPC Inc. 4400 Computer Drive Westborough, MA 01581-5120 SBPROAPP 9/05

Supplement to Salomon Brothers Mutual Funds Application (Retail and IRA)

In Addition To Primary Application, All Fields Below Must Be Completed For Each Owner

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT:

THE USA PATRIOT ACT:    To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you:    When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account. If you do not provide us with this information, we will not be able to open the account.

If we are unable to verify your identity, we reserve the right to close your account or take other steps that we may deem advisable.

1a.) Account Registration

To be used for the following types of accounts:

-Individual/Joint

-Uniform Gifts/Transfers to Minors

-Corporate/ Partnerships/Trusts

-Foreign Accounts

(For corporate/partnership/trust accounts and foreign accounts, refer to reverse for a listing of documents required to establish account)

Owner 1	Name of Owner or Authorized Signer

Address (P.O. Boxes must be accompanied
by a street address)
City, State, Zip Code

Date of Birth

Social Security Number/Tax Identification Number

Owner 2	Name of Owner or Authorized Signer

Address (P.O. Boxes must be accompanied
by a street address)
City, State, Zip Code

Date of Birth

Social Security Number/Tax Identification Number

Owner 3	Name of Owner or Authorized Signer

Address (P.O. Boxes must be accompanied
by a street address)
City, State, Zip Code

Date of Birth

Social Security Number/Tax Identification Number

Corporate Accounts:

A certified copy of the Corporate Resolution with the corporate seal affixed to the document. Certification must be dated within 6 months of our receipt. It must state that the document is a true and complete copy of the original, that the resolution is in full force and effect and that it has not been revoked. The certification must be signed by the secretary of the corporation or by another officer who has not signed the letter of instruction. Please note that an original Medallion Signature Guarantee that is affixed to the document will serve as certification.

Partnership Accounts:

A certified copy of the Partnership Agreement outlining the rules and regulations of a business set up as a partnership. The Partnership Agreement must name the partners authorized to act on behalf of the business (to sell, buy, transfer or assign) and further state how many partners must act at any one time. This document must be certified by an acceptable bank or brokerage firm and should contain language which conveys it is a true and complete copy and is in full force and effect, the date, the name of the financial institution certifying the document, the signature and title of the person certifying on behalf of the financial institution and a signature or medallion guarantee by another officer of the financial institution. Be advised this document must be certified within 60 days prior to our receipt.

Trust Accounts:

A certified copy of the trust agreement and/or amendment to the trust agreement naming the authorized trustee(s). This certification must be dated within 60 days of our receipt.

Acceptable certification may be obtained from most domestic financial institutions, including domestic banks, domestic trust companies, municipal and government securities dealers and brokers, domestic credit unions, domestic savings associations, members of a domestic national securities exchange, domestic brokers and dealers, registered domestic securities associations, and domestic clearing agencies. Certification should appear on the document in the following format:

“This document is a true and complete copy of the original and is in full force and effect.”

Name of Bank or Brokerage Firm

By:                                                                            Authorized Signature

Date:

Foreign Accounts:

Copies of appropriate identification information must be included with the account application in order for the accounts to be established. For identification information, the foreign customer may provide copies of a government issued document that includes a government issued identification number and the country of issuance, such as a Passport, an alien identification card or other government issued document evidencing nationality or residence that bears a photograph.

9/2005

03-5440

COMPARING THE FUND’S SALOMON BROTHERS CLASSES

	Class A	Class B	Class C	Class O	Class Y
Key features	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C

•   Available for purchase only by exchange of Class B shares of a Salomon Brothers fund

•   No initial sales charge

•   Deferred sales charge declines over time based on that of the fund owned prior to exchange

•   Converts to Class A after 7 years

•   Higher annual expenses than Class A

			• No initial or deferred sales charge • Higher annual expenses than Class A • Does not convert to Class A shares	• Available for purchase only by exchange of Class O shares of a Salomon Brothers fund • No initial or deferred sales charge • Lower annual expenses than the other classes	• No initial or deferred sales charge • Must invest at least $2.5 million • Lower expenses than the other classes
Initial sales charge	Up to 2.00%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	None	None	None	None
Deferred sales charge	1% on purchases of $500,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time based on that of the fund owned prior to exchange and there is no deferred sales charge after 6 years	None	None	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.75% of average daily net assets	None	None
Exchangeable into	Class A shares of any of the other Salomon Brothers funds	Class B shares of any of the other Salomon Brothers funds	Class C shares of any of the other Salomon Brothers funds	Class O shares of any of the other Salomon Brothers funds	Class Y shares of any of the other Salomon Brothers funds

More information about the funds’ classes of shares is available free of charge on the SBAM website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	the front-end sales charges that apply to the purchase of Salomon Brothers Class A shares
•	the deferred sales charges that apply to the redemption of Salomon Brothers Class B and Salomon Brothers Class C shares
•	who qualifies for lower sales charges on Salomon Brothers Class A shares
•	who qualifies for a sales load waiver
•	who qualifies to purchase Salomon Brothers Class Y shares

For details, go to http://www.citigroupam.com and click on the name of the fund.

SB Adjustable Rate Income Fund -	11

SALOMON BROTHERS CLASS A SHARES

Class A sales charge

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.

Amount of Investment	Sales charge as % of offering price	Sales charge as % of net amount	Sales charge as % of Broker/Dealer commission as % of offering price
Less than $500,000	2.00%	2.04%	up to 2.00
$500,000 or more*	-0-	-0-	up to 1.00**
*	You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.
**	The distributor pays up to 1.00% to the Service Agent.

Qualifying for a reduced Class A sales charge.  There are several ways you can combine multiple purchases of Class A shares of the funds (excluding shares of Cash Management Fund or the New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Financial Consultant or the fund’s transfer agent if you have entered into a letter of intent, or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation Privilege—lets you combine the current value of Class A shares of the fund with Class A, B and C shares of Salomon Brothers funds and Salomon Brothers shares of SB funds that are owned by:

•	you; or
•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined for purposes of the accumulation privilege.

Shares of Salomon Brothers money market funds may not be combined. Class C shares of SB Adjustable Rate Income Fund—Salomon Brothers shares and Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—lets you purchase Class A shares of Salomon Brothers funds and Salomon Brothers shares of SB funds over a 13-month period and pay the same sales charge, if any, on Class A shares as if all shares had been purchased at once. At the time you enter into the letter of intent you select your asset goal amount. All purchases of Class A, B, and C shares of any Salomon Brothers fund (other than a money market fund) and Salomon Brothers shares of any SB fund, that are subject to sales charge and that are purchased during the 13-month period by

•	you; or
•	your spouse and children under the age of 21

SB Adjustable Rate Income Fund -	12

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Class C shares of SB Adjustable Rate Income Fund-Salomon Brothers shares and Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors.  Class A initial sales charges are waived for certain types of investors, including:

•	Directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).
•	Employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (“Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds’ shares and their immediate families.
•	Participants in certain ‘wrap-fee,’ or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Non-qualified retirement plans and other third-party retirement or savings programs.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Financial Consultant or the transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant, consult the SAI or look at the SBAM website at http://www.citigroupam.com and click on the name of the fund.

SALOMON BROTHERS CLASS B SHARES

Class B deferred sales charge

The deferred sales charge decreases as the number of years since your purchase increases.

Salomon Brothers Class B shares of the fund are available for purchase only by exchange of Class B shares of a Salomon Brothers fund. If you redeem your Salomon Brothers Class B shares of the fund within six years of the initial purchase of Class B shares of a Salomon Brothers fund, you will pay a deferred sales charge.

CLASS B DEFERRED SALES CHARGE TABLE

Year(s) Since Purchase Order	Deferred Sales Charge As A Percentage of Dollar Amount Subject to Charge
1st year	5%

greater than 1 year and up to 2 years	4%

greater than 2 years and up to 4 years	3%

greater than 4 years and up to 5 years	2%

greater than 5 years and up to 6 years	1%

greater than 6 years	0%

SB Adjustable Rate Income Fund -	13

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI or look at the SBAM website at http://www.citigroupam.com and click on the name of the fund.

Calculation of Deferred Sales Charge.  The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge.

Shares are redeemed in this order:

•	Shares that represent appreciation
•	Shares representing reinvested distributions and dividends
•	Other shares that are not subject to the deferred sales charge
•	Class B shares held longest

Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

Deferred sales charge waivers.  The deferred sales charge for each share class will generally be waived in connection with:

•	Redemptions made following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder.
•	Redemptions effected pursuant to the fund’s right to liquidate a shareholder’s account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
•	A tax-free return of an excess contribution to any retirement plan.
•	Exchanges.
•	Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see “Shareholder Services—Automatic Withdrawal Plan” in the SAI).
•	Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.
•	Redemption proceeds from other funds that are reinvested within 60 days of the redemption (see “Shareholder Services—Reinstatement Privilege” in the SAI).
•	Certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans.
•	Redemption of shares by participants in certain “wrap-fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

Class B conversion.  After seven years, Class B shares automatically convert into Class A shares as set forth in the chart below. This helps you because Class A shares generally have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued upon exchange from another fund	Shares issued on reinvestment of distributions and dividends
On the date the shares originally acquired would have converted into Class A shares	In same proportion that the number of Class B shares converting is to total Class B shares you own

Money Market Funds.  The periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

SB Adjustable Rate Income Fund -	14

SALOMON BROTHERS CLASS C SHARES

You buy Class C shares at the net asset value without paying an initial sales charge. There is no deferred sales charge when you redeem Salomon Brothers Class C shares. However, if you acquire Salomon Brothers Class C shares of the fund by exchange from a Salomon Brothers fund whose Class C shares are subject to a deferred sales charge, you will be subject to a deferred sales charge if you redeem the Salomon Brothers Class C shares of the fund within one year of the date of purchase of the originally acquired Class C shares. The periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge.

SALOMON BROTHERS CLASS O SHARES

Salomon Brothers Class O shares of the fund are available for purchase only by exchange of Class O shares of a Salomon Brothers fund. There are no initial or deferred sales charges on these shares.

SALOMON BROTHERS CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement.

BUYING SHARES AND EXCHANGING SHARES

Buying shares by mail You may make subsequent purchases by mail or, if you elect, by wire

•   Salomon Brothers Class A, C and Y shares of the fund may be initially purchased through PFPC Inc. (“PFPC” or the “transfer agent”) by completing an Account Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer.

•   Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. If an investor’s purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder’s account. No redemptions are allowed until the proceeds from the check clears.

•   Write the transfer agent at the following address:

SB Adjustable Rate Income Fund

c/o PFPC Inc.

P.O. Box 9764

Providence, RI 02940-9764

Buying shares by wire

Subsequent investments may also be made by wiring funds to the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

PNC Bank

Pittsburgh, PA

ABA No. 031000053

Account #8606905097

Attn: SB Adjustable Rate Income Fund

Name of Account:

Account # (as assigned):

To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

SB Adjustable Rate Income Fund -	15

Automatic investment plan

You may authorize the transfer agent to transfer funds automatically on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of the fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

•   Amounts transferred should be at least $25 monthly.

•   If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

For more information, contact your Financial Consultant or consult the SAI.

Exchange privilege

You may exchange shares of the fund for shares of the same class of another fund.

•   The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

•   Shares are eligible for exchange commencing 30 days after purchase.

•   Generally, your Salomon Brothers Class A shares will not be subject to an initial sales charge at the time of the exchange.

•   If you exchange Class B shares of a Salomon Brothers fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charge and conversion period excludes the time the shares were held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund.

•   Generally, if you exchange Class C shares of a Salomon Brothers fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charges exclude the time the shares were held in the Salomon Brothers Cash Management Fund and the Salomon Brothers New York Municipal Money Market Fund.

•   You may exchange shares by telephone if you have not rejected telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.

Systematic Exchange	You may request that shares of any class of the fund be exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing Application.

SB Adjustable Rate Income Fund -	16

REDEEMING SHARES

You may redeem some or all of your shares by sending your redemption request in proper form to:

PFPC Inc.

c/o SB Adjustable Rate Income Fund

P.O. Box 9764

Providence, RI 02940-9764

The written request for redemption must be in good order. This means that you have provided the following information. Your request will not be processed without this information.

•   Name of the fund

•   Account number

•   Dollar amount or number of shares to be redeemed

•   Signature of each owner exactly as account is registered

•   Other documentation required by the transfer agent

Redemptions by mail

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary.

To be in good order, your request must include a signature guarantee if:

•   The proceeds of the redemption exceed $50,000

•   The proceeds are not paid to the record owner(s) at the record address

•   The shareholder(s) has had an address change in the past 45 days

•   The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

You may redeem shares by fax only if a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the transfer agent at (508) 871-8626. If fax redemptions are not available for any reason, you may use the fund’s redemption by mail procedure described above.	Redemptions by fax

In all cases, your redemption price is the net asset value next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, you may not redeem until your original check clears, which may take up to 15 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application.

Redemption payments Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include signature guarantees
You may transmit your redemption request to selected dealers with which the distributor has entered into sales agreements for the purchase of shares of the fund. Redemption orders received by these dealers before the New York Stock Exchange (“NYSE”) closes and which are transmitted to the transfer agent prior to the close of its business day are effective that day. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.	Redemptions through selected dealers

SB Adjustable Rate Income Fund -	17

You may redeem shares by wire in amounts of $500 or more if redemption by wire has been elected on your Account Application. A signature guarantee is not required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

•   Telephone the redemption request to the transfer agent at (800) 446-1013

•   Mail the request to the transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Account Application or by letter which has been properly guaranteed. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.

Redemptions by wire
You may redeem shares by telephone if you do not reject the telephone redemption option on your Account Application, and the proceeds must be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling the transfer agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m., Eastern time on any day the NYSE is open. If telephone redemptions are not available for any reason, you may use the fund’s regular redemption procedure described above.	Redemptions by telephone

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals, and each automatic redemption must be at least $25 if made monthly.

Automatic cash withdrawal plan

OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

Small account balances

If at any time the aggregate net asset value of the fund shares in your account is less than $500 ($250 in the case of an IRA or self-employed retirement plan), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your financial intermediary. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your financial intermediary or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares	Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment

SB Adjustable Rate Income Fund -	18

in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

SB Adjustable Rate Income Fund -	19

Share price

You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. The fund calculates its net asset value when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

The Board of Trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, your order must be placed with the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price. Orders to exchange fund shares for shares of the money market funds must be received by 12:00 noon, Eastern time.

Members of the fund’s selling group must transmit all properly received orders to buy, exchange or redeem shares to the fund’s transfer agent before the agent’s close of business.

The fund has the right to:

•   Suspend the offering of shares.

•   Change or terminate shareholder programs.

•   Waive or change minimum and additional investment amounts.

•   Reject any purchase or exchange order.

•   Change, revoke or suspend the exchange privilege.

•   Suspend telephone transactions.

•   Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

SB Adjustable Rate Income Fund -	20

Redemptions in kind	The fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and distributions

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events.

The fund’s policy is to declare daily dividends from its net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by a fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

SB Adjustable Rate Income Fund -	21

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of the fund for the past 5 years (or since inception if less than 5 years). The fund’s Salomon Brothers Class A, B and C shares commenced operations on April 22, 2003, August 7, 2003 and May 12, 2003, respectively. No Salomon Brothers Class O or Y shares were outstanding during the fiscal period ended May 31, 2005. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the years ended May 31, 2005, unless otherwise noted, for the fund’s Salomon Brothers Class A, Class B and Class C shares has been audited by KPMG LLP, an independent registered public accounting firm. KPMG’s report, along with the fund’s financial statements, is included in the annual report (available upon request).

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:
	Salomon Brothers Class A Shares				Salomon Brothers Class B Shares		Salomon Brothers Class C Shares(5)
	2005(2)	2004(2)	2003(2)(3)		2005(2)	2004(2)(4)	2005(2)	2004(2)	2003(1)(2)
Net asset value, beginning of period	$9.64	$9.79	$9.77		$9.55	$9.61	$9.60	$9.74	$9.74
Income from operations:
Net investment income	0.19	0.13	0.02		0.14	0.07	0.15	0.08	0.01
Net realized and unrealized gain (loss)	0.01	(0.07)	0.02		0.01	(0.01)	0.00 *	(0.07)	0.00	*
Total income from operations	0.20	0.06	0.04		0.15	0.06	0.15	0.01	0.01
Less distributions from:
Net investment income	(0.22)	(0.21)	(0.02)		(0.17)	(0.12)	(0.17)	(0.15)	(0.01)
Capital	—	—	(0.00	)*	—	—	—	—	(0.00	)*
Total distributions	(0.22)	(0.21)	(0.02)		(0.17)	(0.12)	(0.17)	(0.15)	(0.01)
Net asset value, end of period	$9.62	$9.64	$9.79		$9.53	$9.55	$9.58	$9.60	$9.74
Total return(7)	2.09%	0.60%	0.42%		1.56%	0.67%	1.63%	0.15%	0.10%
Net assets, end of year (000s)	$24,581	$38,712	$2		$173	$131	$35,963	$34,763	$1,621
Ratios to average net assets:
Gross expenses	1.07%	1.17%	0.81	%†	1.71%	1.55%†	1.47%	1.55%	1.48	%†
Net expenses	1.03 (6)	1.05	0.81	†	1.54 (6)	1.55 †	1.46 (6)	1.55	1.48	†
Net investment income	1.91	1.33	1.72	†	1.43	0.94 †	1.50	0.79	1.53	†
Portfolio turnover rate	20%	42%	15%		20%	42%	20%	42%	15%

(1)	For the period May 12, 2003 (inception date) to May 31, 2003.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period April 22, 2003 (inception date) to May 31, 2003.
(4)	For the period August 7, 2003 (inception date) to May 31, 2004.
(5)	Effective April 29, 2004, Salomon Brothers Class 2 shares were renamed Salomon Brothers Class C shares.
(6)	The investment adviser has voluntarily waived a portion of its fees and reimbursed certain expenses.
(7)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performances is no guarantee of future results. In the absence of fee voluntary waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
†	Annualized.
*	Amount represents less than $0.01 per share.

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ADDITIONAL INFORMATION ABOUT THE FUND

You may visit the fund’s web site at www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal period.

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus. The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the fund at 125 Broad Street, New York, New York 10004 or calling your Financial Consultant.

You can also review the fund’s shareholder reports, prospectus and SAI at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-212-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission’s web site at http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act file no. 811-06663)

125 Broad Street

New York, New York 10004

SBPRO    09/05    FD02520    09/05

1-800-SALOMON

www.sbam.com

September 28, 2005

STATEMENT OF ADDITIONAL INFORMATION

SB ADJUSTABLE RATE INCOME FUND

Smith Barney Classes of Shares

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current prospectus for the Smith Barney Class A, B, C and Y Shares of SB Adjustable Rate Income Fund (the “fund”), dated September 28, 2005, as amended or supplemented from time to time, and should be read in conjunction with the prospectus. The prospectus may be obtained from your Smith Barney Financial Consultant, a Service Agent (as defined on page 28) or by writing or calling the fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

MANAGEMENT OF THE FUND

The executive officers of the fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

Name	Service
Citigroup Global Markets Inc. (“Citigroup Global Markets” or “CGM”)	Distributor
Smith Barney Fund Management LLC (“SBFM” or the “Manager”)	Investment Adviser and Administrator
State Street Bank and Trust Company	Custodian
Citicorp Trust Bank, fsb (“Transfer Agent”)	Transfer Agent
PFPC Inc. (“PFPC”)	Sub-Transfer Agent

These organizations and the functions they perform for the fund are discussed in the prospectus and in this SAI.

TRUSTEES AND OFFICERS OF THE FUND

Overall responsibility for management and supervision of the fund rests with the fund’s board of trustees. The board of trustees approves all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund’s distributor, investment adviser, administrator, custodian and transfer agent.

The trustees, including each trustee who is not an “interested person” of the fund or SBFM, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth year: 1937	Trustee	1992	Professor—Harvard Business School	51	None

Paolo Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth year: 1941	Trustee	2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth year: 1927	Trustee	1994	Managing Partner of Robert A. Frankel Management Consultants; Former Corporate Vice President of The Reader’s Digest Association, Inc.	18	None

*	Trustees and officers serve until their successors have been duly elected and qualified.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth year: 1931	Trustee	2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth year: 1942	Trustee	1995	President, WR Hutchinson & Associates Inc. (oil industry consultants); formerly Group Vice President, Mergers and Acquisitions, BP AMOCO p.l.c. (energy provider)	44	Associated Bank and Associated Banc-Corp

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth year: 1928	Trustee	2001	Senior Partner, Pavia & Harcourt, Attorneys	7	None

INTERESTED TRUSTEE
R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth year: 1951	Trustee, Chairman, President and Chief Executive Officer	2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc.; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	185	None

OFFICERS
David Torchia CAM 399 Park Avenue New York, NY 10022 Birth year: 1959	Vice President and Investment Officer	2002	Managing Director of CGM; Senior Portfolio Manager Salomon Brothers Asset Management; investment officer of certain other investment companies associated with Citigroup.	N/A	N/A

Theresa M. Veres CAM 399 Park Avenue New York, NY 10022 Birth year: 1966	Vice President and Investment Officer	2002	Director of CGM; U.S. Fixed Income Portfolio Manager, Salomon Brothers Asset Management; investment officer of certain other investment companies associated with Citigroup.	N/A	N/A

*	Trustees and officers serve until their successors have been duly elected and qualified.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Andrew B. Shoup CAM 125 Broad Street 10th Floor New York, NY 10004 Birth year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street New York, NY 10004 Birth year: 1965	Treasurer and Chief Financial Officer	2004	Vice President of CGM; Treasurer and Chief Financial Officer of certain mutual funds associated with Citigroup; controller of certain other investment companies associated with Citigroup (from 2002-2004).	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director, CGM (since 2000); Director of Compliance, North America, Citigroup Asset Management (since 2000); Chief Compliance Officer and Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer SBFM, TIA and CFM	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for Citigroup Asset Management and its predecessor (since 1994)	N/A	N/A

*	Trustees and officers serve until their successors have been duly elected and qualified.

The following table shows the amount of equity securities owned by the trustees in the fund and in other investment companies associated with Citigroup, Inc. (“Citigroup”) supervised by the trustees for the calendar year ended December 31, 2004.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies Associated with Citigroup Overseen by Trustee
Non-Interested
Dwight B. Crane	None	Over $100,000
Paolo M. Cucchi	None	$1-$10,000
Robert A. Frankel	None	Over $100,000
Paul Hardin	$1-$10,000	Over $100,000
William R. Hutchinson	None	Over $100,000
George M. Pavia	None	None
Interested
R. Jay Gerken	None	Over $100,000

As of September 23, 2005, the trustees and officers of the fund as a group beneficially owned less than 1% of the outstanding shares of the fund.

The fund has an audit committee (“Audit Committee”) comprised solely of members who are independent as defined in the New York Stock Exchange’s (“NYSE”) Listed Company Manual. The members of the Audit Committee are all the independent trustees.

In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund’s audits, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the fund for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met three times.

The trustees constituting the fund’s Audit Committee also constitute the fund’s Nominating Committee, which is composed of all the “non-interested” trustees of the fund. The Nominating Committee met once during the fiscal year ended May 31, 2005. The Nominating Committee selects and nominates new non-interested trustees.

The fund also has a pricing committee composed of the Chairman of the Board and one independent trustee, which is charged with determining fair value prices for securities when required. The Pricing Committee did not meet during the fund’s most recent fiscal year.

The fund has no compensation committee or governance committee of the Board or any committees performing similar functions.

No non-interested Trustee owned (nor did certain family members of those Trustees own) securities in the Manager, CGM, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or CGM as of December 31, 2004.

REMUNERATION

No director, officer or employee of Citigroup Global Markets, SBFM or any of their affiliates receives any compensation from the fund for serving as an officer or trustee of the fund. The fund pays each trustee who is not a director, officer or employee of Citigroup Global Markets, SBFM, or any of their affiliates a fee of $2,500 per annum plus $250 per meeting attended, and reimburses them for travel and out-of-pocket expenses. For the fiscal year ended May 31, 2005 such travel expenses totaled $24,912.

The following table sets forth the compensation paid by the fund to each person who was a trustee during the fund’s last fiscal year:

Trustee	Aggregate Compensation From the Fund For Fiscal Year Ended 5/31/05	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund and Fund Complex for Calendar Year Ended 12/31/04	Total Number of Funds for Which Trustee Serves Within Fund Complex
Non-Interested Trustees
Allan J. Bloostein*	$3,663	$0	$133,400	34
Paolo Cucchi	5,325	0	51,650	7
Dwight Crane	5,975	0	214,788	51
Robert A. Frankel	5,775	0	97,259	18
William R. Hutchinson	5,475	0	338,000	44
Paul Hardin	5,475	0	133,800	34
George M. Pavia	4,725	0	54,700	7
Interested Trustee
R. Jay Gerken	0	0	0	185

*	Mr. Bloostein became a Trustee Emeritus as of December 31, 2004.

At the end of the year in which they attain 80, fund trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to fund trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the last fiscal year, aggregate compensation paid to Trustees Emeriti totaled $1,688.

As of September 23, 2005, to the knowledge of the fund, no shareholders or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding shares of the fund except for the following:

Smith Barney Class A

Shareholder	Shares Held	% of Shares
WALTER OIL & GAS CORP ATTN: EMILY W. HERRMANN 1700 LOUISIANA SUITE 200 HOUSTON TX 77002-5215	5,277,428.392	34.5516

DAVID L. JOHNSON TOMASS X XXXX EXECS ESTATE OF KIM MAGNESS C/O JERRY KAISER 1570 BROADWAY, STX 3000 DENVER CO 00202-4001	3,980,331.985	26.0584

XXXXXX DEVELOPMENT CO. INC XXXXX XXXXX DAVID X. XXXX XXXX X. XXXX XXXX COOPER CREEK BLVD	3,193,988.619	20.XXXX

TURKEY CREEK LLC XXXX X XXXX XXXX PAGE 1560 BROADWAY, SUITE 1400 DENVER CO 50202-5164	861,517.96X	X.XX

Smith Barney Class Y

Shareholder	Shares Held	% of Shares
XXXX BARNEY INC 333 W 34TH STREET NEW YORK, NY 10001	82,283.322	100.0000

INVESTMENT ADVISER AND ADMINISTRATOR

INVESTMENT ADVISER AND ADMINISTRATOR

SBFM serves as investment adviser to the fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the fund which was approved by the Board of Trustees, including a majority of the non-interested Trustees, on August 11, 2005. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup. Subject to the supervision and direction of the Company’s Board of Trustees, the manager manages the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the fund’s operations except those it performs under its investment advisory agreement; b) supplies the fund with office facilities (which may be in SBFM’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable deferred sales charges (“Deferred Sales Charges”) and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission (“SEC”) and state blue sky authorities.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of June 30, 2005 of approximately $108 billion.

For the fiscal years ended May 31, 2003, 2004 and 2005 the fund paid SBFM fees for investment advisory and administration services of $10,045,132, $11,518,142 and $7,308,702 respectively. SBFM furnishes the fund with statistical and research data, clerical assistance and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund; prepares reports to the fund’s shareholders; maintains office facilities for the fund; and prepares tax returns, reports to and filings with, the Securities and Exchange Commission (the “SEC”) and state regulatory authorities. Prior to July 23, 2002, BlackRock Financial Management, Inc. (“BlackRock”) served as the fund’s subadviser. SBFM paid BlackRock a fee for services provided by BlackRock to the fund, which was accrued daily and paid monthly, at the annual rate of 0.20% of the value of the fund’s average daily net assets. The fund paid no direct fee to BlackRock.

The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the fund who are not officers, Trustees, shareholders or employees of CGM or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Trustees of the fund.

The Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and in either event, by a majority of the non-interested Trustees of the fund’s Board with such non-interested Trustees casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Investment Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Advisory Agreement

At a meeting held on August 11, 2005, the Board considered the re-approval for an annual period of the Fund’s Investment Advisory Agreement and Administration Agreement, The Board of Trustees, including the Independent Trustees, considered the reasonableness of the investment management fee with respect to the Fund in light of the nature, extent and quality of the investment management services provided and additional benefits received by the Manager and its affiliates in connection with providing services to the fund. The Board compared the fees charged by the Manager to the fund to those charged by the Manager to other funds and clients with similar investment objectives and policies as the fund and to those charged by other investment advisers with respect to similar funds. The Board also considered the fund’s total expenses in comparison to funds of comparable size and other factors. The Board also considered the performance of the fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the fund’s performance for all time periods presented was better than the median of its performance universe. The Board also reviewed the expenses incurred by the Manager and the profitability to the Manager and its affiliates of their services to the fund. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by the Manager, and benefits accruing to the Manager and its affiliates from administrative and brokerage relationships with affiliates of the Manager. In analyzing the expenses incurred by the Manager with respect to the fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the Manager and its affiliates as well as the benefits derived by the Manager and its affiliates from the relationship with the fund. After discussion with the Board, the Manager offered to continue its voluntary waiver until further notice. The Board noted that it had concluded that the Manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the Manager was passing on any benefits of economies of scale to the fund.

David A. Torchia and Theresa M. Veres, each an investment officer of SBFM, are responsible for the day-to-day management of the fund. Mr. Torchia, a managing director of Citigroup Global Markets who has been employed by Salomon Brothers Asset Management Inc (“SBAM”), an affiliate of SBFM, since July, 1990, is a Senior Portfolio Manager responsible for directing investment policy and strategy for high quality U.S. fixed income portfolios. He has more than 15 years of investment management experience. Ms. Veres, a director of Citigroup Global Markets who has been employed by SBAM since March, 1997, is a U.S. fixed income portfolio manager responsible for high quality U.S. fixed income portfolios with a focus on asset-backed securities and corporate securities. She has more than eight years of investment management experience.

Management’s discussion of fund performance, and additional performance information for the fund during the fiscal year ended May 31, 2005, is included in the Annual Report for that period. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant, a Service Agent or by writing or calling the fund at the address or phone number listed above.

Code of Ethics.    Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

A copy of the fund’s Code of Ethics is on file with the SEC.

Proxy Voting Guidelines & Procedures

Although individual board members may not agree with particular policies or votes by the fund’s Manager, the board has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the Manager or any affiliated person of the fund or the Manager, on the other. This summary of the guidelines gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

Recent Developments

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), investment advisory companies that are a part of CAM. The Fund receives investment advisory and administrative services from SBFM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the Commission. Although there can be no assurance, SBFM and SBAM believe that these matters are not likely to have a material adverse effect on the Fund or its ability to perform their respective investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

PORTFOLIO MANAGER DISCLOSURE

The following tables set forth certain additional information with respect to the portfolio managers for the of the Fund. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Torchia	26 Registered investment companies with $9.4 billion in total assets under management	15 Other pooled investment vehicles with $2.0 billion in assets under management	77 Other accounts with $13.4 billion in total assets under management

Theresa M. Veres	1 Registered investment companies with $0 in total assets under management	1 Other pooled investment vehicles with $0.4 billion in assets under management	11 Other accounts with $0.9 billion in total assets under management

Portfolio Manager Compensation

Citigroup Asset Management (“CAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The investment adviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each Portfolio Manager.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
David Torchia	None
Theresa M. Veres	None

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The investment objectives of the fund are to seek to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates. These investment objectives may not be changed without the approval of the holders of a majority of the fund’s outstanding shares. No assurance can be given that the fund will be able to achieve its investment objectives. The prospectus discusses the investment objectives of the fund and the principal policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the fund may invest, the investment policies and strategies that the fund may utilize, and certain risks attendant to those investments, policies and strategies.

In seeking to achieve its investment objectives, the fund will invest principally in adjustable rate securities and U.S. government securities. Under normal market conditions, the fund will invest at least 80% of its net assets in adjustable rate securities which may include U.S. government securities. The fund’s assets not invested in U.S. government securities may be invested in, among other instruments, fixed rate and adjustable rate mortgage-backed securities (“MBSs”), asset-backed securities (“ABSs”) and corporate debt securities rated within the two highest long-term debt categories by a nationally recognized statistical rating organization (an “NRSRO”), such as those rated Aa by Moody’s Investors Service, Inc. (“Moody’s”) or AA by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and money market instruments with a comparable short-term rating. Up to 20% of the fund’s total assets may be invested in securities that are unrated but deemed to be of comparable credit quality by SBFM, and up to 10% of the fund’s total assets may be invested in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities that are of comparable credit quality. The foregoing policies as to ratings of portfolio securities will be applicable at the time securities are purchased by the fund; if portfolio securities of the fund are subsequently assigned lower ratings, if they cease to be rated or if they cease to be deemed to be comparable, SBFM will reassess whether the fund should continue to hold the securities.

The fund may invest up to 5% of its total assets in municipal obligations and in zero coupon securities, including zero coupon U.S. Treasury securities. In addition, the fund may engage in various hedging strategies to increase investment return and/or protect against interest rate changes in an effort to maintain the stability of its net asset value.

Adjustable Rate Securities

The fund will invest at least 80% of its net assets in adjustable rate securities (“Adjustable Rate Securities”), consisting principally of MBSs and ABSs. Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a “spread”) over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as the fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. (ABSs backed by other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

Indices.    The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security). Certain indices are tied to the interest rate paid on specified securities, such as one-, three-or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the “FHLB”) of San Francisco (The 11th District Cost of Funds Index or “COFI”). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions’ liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, associations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in the fund’s portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The fund will not seek to maintain an overall average cap or floor, although SBFM will consider caps or floors in selecting Adjustable Rate Securities for the fund.

The adjustable interest rate feature underlying the Adjustable Rate Securities in which the fund invests generally will act as a buffer to reduce sharp changes in the fund’s net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the fund’s MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the fund to fluctuate less dramatically than it would if the fund invested in more traditional long-term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of the fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, the fund’s MBSs will allow the fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The fund will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. The fund’s net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

MBSs.    Three basic types of MBSs are currently available for investments: (a)  those issued or guaranteed by the United States government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by the Government National Mortgage Association (“GNMA”) or issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a United States government guarantee but usually having some form of private credit enhancement.

MBSs and ABSs issued by Nongovernmental Entities.    Certain of the MBSs, as well as certain of the ABSs, in which the fund may invest will be issued by private issuers. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Credit Enhancements.    Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms, (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. SBFM will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by the fund.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Among the specific types of MBSs in which the fund may invest are adjustable rate mortgages (“AMRs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

Collateralized Mortgage Obligations.    The fund may invest in MBSs taking the form of collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC (all three of which are defined below) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as “Mortgage Assets”). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

Amortization Class CMOs (“PAC Bonds”).    Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

ABSs.    The fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques for ABSs are similar to those used for MBSs; through the use of trusts and special purpose corporations, various types of receivables (such as home equity loans and automobile and credit card receivables) are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. government securities.

Certain of the ABSs in which the fund will invest will be guaranteed by the Small Business Administration (“SBA”). The SBA is an independent agency of the United States, and ABSs guaranteed by the SBA carry a guarantee of both principal and interest backed by the full faith and credit of the United States. These ABSs may include pass-through securities collateralized by SBA guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. These loans generally include commercial loans such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA, the guaranteed portion of the loans constituting the underlying financial assets in these ABSs. In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. Like MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA guaranteed loans and home equity loans are the most prevalent ABSs that are Adjustable Rate Securities.

ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, which could result in possible losses to the fund. In addition, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in the fund’s experiencing difficulty in valuing ABSs.

U.S. Government Agencies or Instrumentalities.    MBSs issued or guaranteed by agencies or instrumentalities of the United States government are generally considered to be of higher quality than those issued or guaranteed by non-governmental entities.

Government National Mortgage Association.    GNMA is a wholly owned corporate instrumentality of the United States government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration (the “FHA”) under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured (mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

Federal National Mortgage Association.    FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA to the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation.    FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

U.S. Small Business Administration.    The SBA is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA’s guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

U.S. Government Securities

Securities issued or guaranteed by the United States government or one of its agencies, authorities or instrumentalities (“U.S. government securities”) in which the fund may invest include debt obligations of varying maturities issued by the United States Treasury or issued or guaranteed by an agency or instrumentality of the United States government, including the FHA, Farmers Home Administration, Export-Import Bank of the United States, SBA, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Company. Direct obligations of the United States Treasury include bills, certificates of indebtedness, notes and bonds which differ in their interest rates, maturities and dates of issuance. These instruments are direct obligations of the United States government and, as such, are backed by the full faith and credit of the United States. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will not invest in obligations issued by an instrumentality of the United States government unless SBFM determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the fund.

Zero Coupon Treasury Securities.    The fund may purchase zero coupon securities when yields on those securities are attractive, to enhance portfolio liquidity or for a combination of both of these purposes. The fund may purchase “zero coupon” U.S. Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their interest coupons or that are certificates representing interests in the stripped debt obligations and coupons. A zero coupon security is purchased at a discount from its face amount, and pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price). The discount approximates the total amount of interest the security might accrue and compound over the period until maturity or the particular interest payment date at a rate reflecting the market rate of the securities at the time of issuance or purchase. Zero coupon securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The interest rate on zero coupon securities is automatically compounded and paid out at maturity. Although compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security does not obtain the higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities that make current distributions of interest.

Current federal tax law requires that a holder (such as the fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even although the holder receives no interest payments in cash on the security during the year. The fund will accrue income on zero coupon securities it holds for tax and accounting purposes, which income is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of portfolio securities to satisfy the fund’s distribution obligations.

Currently, the only U.S. Treasury security issued without coupons is the U.S. Treasury bill. A number of banks and brokerage firms, however, have separated (stripped) the principal portions from the coupon portions of U.S. Treasury bonds and notes and have sold them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account.

Other Investments of the Fund

Fixed Rate MBSs.    Fixed rate MBSs in which the fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

Stripped MBSs.    The fund may invest in stripped MBSs (“SMBSs”), which are derivative multi-class mortgage-backed securities typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal only or “PO” class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest only or “IO” class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the fund will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the fund’s net asset value.

The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which it relates.

Corporate Debt Securities.    The fund may purchase corporate debt securities rated within the two highest categories for long-term debt obligations by an NRSRO, or, if unrated, deemed to be of comparable credit quality by SBFM. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate MBSs, but corporate debt securities, unlike MBSs, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment. Fixed rate debt securities may also be subject to call provisions.

Foreign Securities.    The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities.

Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Municipal Obligations.    The fund may invest up to 5% of its total assets in obligations issued by state and local governments, political subdivisions, agencies and public authorities (“Municipal Obligations”). Any Municipal Obligation that is backed directly or indirectly by U.S. Treasury securities or the full faith and credit of the United States government will be considered by SBFM to have the highest rating.

Illiquid Securities.    The fund may not invest more than 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market. Other illiquid securities include interest rate swaps and ABSs that cannot be disposed of promptly within seven days and in the usual course of business without the fund’s receiving a reduced price. The fund will also treat POs and IOs as illiquid securities except for POs and IOs issued by U.S. governmental agencies and instrumentalities, whose liquidities are monitored by SBFM subject to the supervision of the fund’s board of trustees.

Illiquid securities have historically included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted securities issued pursuant to Rule 144A under the 1933 Act are not deemed to be illiquid. SBFM will monitor the liquidity of these restricted securities subject to the supervision of SBFM and the board of trustees. In assessing the liquidity of a security, SBFM will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Money Market Instruments.    Money market instruments in which the fund may invest are limited to: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $500 million); commercial paper rated no lower than Prime-1 by Moody’s or A-1 by S&P or the equivalent from another NRSRO, or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the highest rating category; and repurchase agreements, as more fully described below. U.S. government securities in which the fund may invest include obligations issued or guaranteed by U.S. agencies and instrumentalities that are supported solely by the credit of the agency or instrumentality. At no time will the fund’s investments in bank obligations, including time deposits, exceed 25% of its assets.

The fund will invest in an obligation of a foreign bank or foreign branch of a U.S. bank only if SBFM determines that the obligation presents minimal credit risks. The obligations of foreign banks or foreign branches of U.S. banks in which the fund will invest may be traded in or outside the United States, but will be denominated in U.S. dollars. Obligations of a foreign bank or foreign branch of a U.S. bank entail risks that include foreign economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Repurchase Agreements.    The fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities.

Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

The value of the securities underlying a repurchase agreement of the fund will be monitored on an ongoing basis by SBFM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. SBFM will also monitor, on an ongoing basis to evaluate potential risks, the creditworthiness of the banks and dealers with which the fund enters into repurchase agreements.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements.    The fund may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York’s list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the fund, involves a sale by the fund of securities that it holds concurrently with an agreement by the fund to repurchase the same securities at an agreed-upon price and date. The fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. The fund will enter into a reverse repurchase agreement for these purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund may also use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the fund’s securities is considered to be disadvantageous.

The fund will establish a segregated account in which the fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

Dollar Roll Transactions.    To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the fund may enter into dollar roll transactions. A dollar roll transaction, which is considered a borrowing by the fund, involves a sale by the fund of a security to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the fund, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that the fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

When-Issued and Delayed Delivery Transactions.    The fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. The fund’s custodian will maintain in a segregated account on behalf of the fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the fund’s purchase commitments, pursuant to guidelines established by the Trustees. The payment obligations and the interest rates that will be received are each fixed at the time the fund enters into the commitment and no interest accrues to the fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. When the fund engages in when-issued or delayed delivery securities transactions, it will rely on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending Portfolio Securities.    To generate income, the fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, are currently subject to a limitation whereby they may not exceed 33 1/3% of the value of the fund’s total assets. The fund will not lend securities to Citigroup Global Markets unless the fund has applied for and received specific authority to do so from the SEC. The fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing the fund’s loans of securities will be maintained at all times in a segregated account in an amount at least equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and is acting as a “finder.”

By lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever it loans securities: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund’s board of trustees must terminate the loan and regain the right to vote the securities.

Borrowing.    The fund may borrow from banks for temporary or emergency (not leveraging) purposes and enter into reverse repurchase agreements or dollar rolls in an aggregate amount equal to up to 33 1/3% of the value of its total assets (computed at the time the loan is made). The fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the fund’s asset coverage for borrowings falls below 300%, the fund will take prompt action to reduce its borrowings.

Short Sales.    The fund may make short sales of securities. A short sale is a transaction in which the fund sells a security it does not own in anticipation that the market price of that security will decline. The fund may make short sales both as a form of hedging to offset potential declines in securities positions it holds in similar securities and in order to maintain portfolio flexibility.

The fund may make short sales “against the box” without complying with the limitations described above. In a short sale against the box transaction, the fund, at the time of the sale, owns or has the immediate and unconditional right to acquire at no additional cost the identical security sold. This is distinguished from a “naked short,” in which the fund does not own or have the right to acquire the security sold.

To complete a short sale, the fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the fund from the short sale are retained by the broker until the fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker, which collateral consists of cash or U.S. government securities. In addition, the fund will place in a segregated account an amount of cash, U.S. government securities or other liquid securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level such that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

The fund will not enter into a short sale of securities if, as a result of the sale, the total market value of all securities sold short by the fund would exceed 25% of the value of the fund’s assets. In addition, the fund may not (a) sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the fund’s net assets or (b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction.

Interest Rate Transactions, Options and Futures.    The fund is authorized to engage in transactions involving put and call options. The fund may purchase a put option, for example, in an effort to protect the value of a security that it owns against a substantial decline in market value, if SBFM believes that a defensive posture is warranted for a portion of the fund’s portfolio. In addition, in seeking to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase, the fund may purchase a put option on securities it does not hold. Although changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in the latter type of transaction as in a transaction in which the fund purchases a put option on an underlying security it owns.

The fund is authorized to engage in transactions involving over-the-counter options (“OTC options”) and options traded on a U.S. securities exchange. Whereas exchange-traded options are in effect guaranteed by The Options Clearing Corporation (the “Clearing Corporation”), the fund relies on the dealer from which it purchases an OTC option to perform if the option is exercised. SBFM will monitor the creditworthiness of dealers with which the fund enters into OTC option transactions under the general supervision of the fund’s board of trustees.

The fund may seek to increase its return through the use of covered options on portfolio securities and to hedge its portfolio against movements in interest rates by means of other portfolio strategies. The fund has authority to write (that is, sell) covered call and put options on its portfolio securities, purchase and sell call and put options on securities and engage in transactions in interest rate swaps, caps and floors, financial futures contracts, and related options on those contracts. Although these strategies entail risks (as discussed below), SBFM believes that, because the fund will (a) write only covered options and (b) engage in other transactions only for hedging purposes, the strategies should not subject the fund to the risks frequently associated with the speculative use of the strategies. While the fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of fund shares, the fund’s net asset value will fluctuate. The fund is not obligated to use any of the listed strategies at any particular time or under any particular economic condition, and there is no assurance that these strategies will be effective. The following is further information relating to certain portfolio strategies the fund may utilize.

Utilization of futures transactions to hedge the fund’s portfolio will involve the risk of imperfect correlation in movements in the prices of futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, the fund will experience a gain or loss that would not be completely offset by movements in the price of the security that is the subject of the hedge.

Prior to exercise or expiration, an exchange-traded option position can be terminated only by entering into a closing purchase or sale transaction. Such a transaction requires a secondary market on an exchange for call or put options of the same series. The fund will enter into an option or futures transaction on an exchange only if a liquid secondary market appears to exist for the options or futures. No assurance can be given that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the case of a futures position or an option on a futures position written by the fund, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the fund may be required to take or make delivery of the security underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse effect on the fund’s ability to hedge effectively its portfolio. The risk also exists of a loss by the fund of margin deposits in the event of bankruptcy of a broker with which the fund has an open position in a futures contract or related option.

The exchanges on which the fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether the options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. SBFM does not believe that these trading and position limits will have any adverse effect on the portfolio strategies for hedging the fund’s portfolio.

Interest Rate Hedging Transactions.    The fund may hedge all or a portion of its portfolio against fluctuations in interest rates by entering into interest rate transactions. The fund bears the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of the hedging transaction.

The fund expects to enter into interest rate transactions primarily to hedge its portfolio of Adjustable Rate Securities against fluctuations in interest rates. Typically, the parties with which the fund will enter into interest rate transactions will be brokers, dealers or other financial institutions, typically called “counterparties.” Certain federal income tax requirements may, however, limit the fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined rate, to receive payments of interest on a notional principal amount from the party selling the cap. The purchase of an interest rate cap therefore hedges against an increase in interest rates above the cap on an Adjustable Rate Security held by the fund. Thus, for example, in the case of an Adjustable Rate Security indexed to the COFI, if the COFI increases above the rate paid on the security, the counterparty will pay the differential to the fund. The opposite is true in the case of an interest rate floor; it hedges against a decrease in the index rate below any floor on the Adjustable Rate Security interest rate. Swap transactions involve the exchange by the fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. If the fund were to hold an MBS with an interest rate that is reset only once each year, for example, it could swap the right to receive interest at the fixed rate for the right to receive interest at a rate that is reset every week. This swap would enable the fund to offset a decline in the value of the MBS due to rising interest rates, but would also limit its ability to benefit from falling interest rates. Conversely, if the fund were to hold an MBS with an interest rate that is reset every week and it desired to lock in what it believed to be a high interest rate for one year, it could swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. This type of a swap would protect the fund from a reduction in yield due to falling interest rates, but would preclude it from taking full advantage of rising interest rates.

Interest Rate Swaps.    The fund may enter into interest rate swaps, which are “derivative” transactions involving the exchange by the fund with another party of their respective commitments to pay or receive interest, such as, for example, an exchange of floating rate payments for fixed rate payments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities that the fund anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment. The fund will enter into interest rate swap transactions on a net basis; that is, the two payment streams are netted out, with the fund receiving or paying only the net amount of the two payments. Inasmuch as these transactions will be entered into for good faith hedging purposes, SBFM believes that the obligations should not be deemed to constitute senior securities and, thus, the fund will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of cash, U.S. government securities or other liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by the fund in a segregated account. The fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest two rating categories by at least one NRSRO or is believed by SBFM to be equivalent to that rating. If the other party to the transaction defaults, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If SBFM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would be lower than it would have been if interest rate swaps were not used.

Interest rate swap transactions do not involve the delivery of securities or other underlying assets or principal. As a result, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund would be contractually obligated to make. If the MBS or another security underlying an interest rate swap were prepaid and the fund continued to be obligated to make payments to the other party to the swap, the fund would have to make the payments from another source. If the other party to an interest rate swap were to default, the fund’s risk of loss would consist of the net amount of interest payments that the fund contractually was entitled to receive. Since interest rate transactions are individually negotiated, SBFM expects to achieve an acceptable degree of correlation between the fund’s rights to receive interest on MBSs and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Writing Covered Options.    The fund is authorized to write (that is, sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of these options. A covered call option is an option pursuant to which the fund, in return for a premium, gives another party a right to buy specified securities owned by the fund at a specified price and for a specified time set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the fund gives up the opportunity to profit from any potential price increase in the underlying security above the option exercise price. In addition, the fund’s ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction. A closing purchase transaction cancels out the fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against a decline in the price of the underlying security.

The writer of a covered call option has no control over when it may be required to sell its securities since it may be assigned an exercise notice at any time prior to the termination of its obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

The fund may write put options that give the holder of the option the right to sell the underlying security to the fund at the stated exercise price. The fund will receive a premium for writing a put option, which increases the fund’s return. The fund will write only covered put options, which means that so long as the fund is obligated as the writer of the option it will have placed and maintained in a segregated account cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The fund may engage in closing transactions to terminate put options that it has written.

Options purchased or sold by the fund may include options issued by the Clearing Corporation, which options are currently traded on the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Inc. (“NYSE”) and various regional stock exchanges. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the fund would not be able to sell the underlying security until the option expires or the fund delivered the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions imposed by the exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances interrupting normal operations on the exchange; (e) the inability of the facilities of the exchange or the Clearing Corporation to handle current trading volume; or (f) the decision or forced discontinuance by an exchange, for economic or other reasons, some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the exchange (or in that class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by the Clearing Corporation as a result of trades on the exchange would continue to be exercisable in accordance with their terms.

The fund may enter into OTC option transactions, which are two-party contracts with prices and terms negotiated between the buyer and seller. In the absence of a change of position of the staff of the SEC, the fund will treat OTC options and the assets used as cover for written OTC options as illiquid securities. If an OTC option is sold by the fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the conditional contractual right to repurchase the OTC option from the dealer at a predetermined price, then the fund will treat as illiquid the amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (that is, the current market value of the underlying security minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.”

Purchasing Options.    The fund may purchase put options to hedge against a decline in the market value of its holdings. By buying a put, the fund has a right to sell the underlying security at the exercise price, thus limiting the fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund’s expiration of the option it has purchased. In certain circumstances, the fund may purchase call options on securities held in its portfolio on which it has written call options or that it intends to purchase. The fund may purchase either exchange-traded or OTC options.

Futures and Financial Futures.    The fund is authorized to engage in transactions in financial futures contracts and related options on these futures contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. The fund may assume both “long” and “short” positions with respect to futures contracts. A long position involves entering into a futures contract to buy a security, whereas a short position involves entering into a futures contract to sell a security. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, that is, by entering into an offsetting transaction. Futures contracts are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission.

The purchase or sale of a futures contract, unlike the purchase or sale of a security, contemplates no price or premium being paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the borrower, called “variation margin,” are required to be made daily as the price of the futures contract fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Futures Contracts and Options on Futures Contracts.    The fund may enter into interest rate futures contracts on U.S. government securities and MBSs. A futures contract on securities, other than GNMAs which are cash settled, is an agreement to purchase or sell an agreed amount of securities at a set price for delivery on an agreed future date. The fund may purchase a futures contract as a hedge against an anticipated decline in interest rates, and resulting increase in market price, of securities the fund intends to acquire. The fund may sell a futures contract as a hedge against an anticipated increase in interest rates, and resulting decline in market price, of securities the fund owns.

The fund may purchase call and put options on futures contracts on U.S. government securities and MBSs that are traded on U.S. commodity exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon the exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The fund will not purchase an option if, as a result of the purchase, more than 20% of its total assets would be invested in premiums for options and options on futures. In addition, the fund may not sell futures contracts or purchase related options if immediately after the sale the sum of the amount of initial margin deposits on the fund’s existing futures and options on futures and for premiums paid for the related options would exceed 5% of the market value of the fund’s total assets, after taking into account unrealized profits and unrealized losses on any such contracts the fund has entered into, except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limitation. The fund is subject to no overall limitation on the percentage of its assets that may be subject to a hedge position.

The fund will purchase put options on futures contracts primarily to hedge its portfolio of U.S. government securities and MBSs against the risk of rising interest rates, and the consequential decline in the prices of U.S. government securities and MBSs it owns. The fund will purchase call options on futures contracts to hedge the fund’s portfolio against a possible market advance at a time when the fund is not fully invested in U.S. government securities and MBSs (other than U.S. Treasury Bills).

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Transactions Involving Eurodollar Instruments.    The fund may from time to time purchase Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to the London Inter-Bank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund intends to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described above.

Ratings as Investment Criteria.    In general, the ratings of NRSROs such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. These ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. An issue of debt obligations may, subsequent to its purchase by the fund, cease to be rated or its ratings may be reduced below the minimum required for purchase by the fund. Neither event will require the sale of the debt obligation by the fund, but SBFM will consider the event in its determination of whether the fund should continue to hold the obligation.

Disclosure of Portfolio Holdings

The fund has adopted policies and procedures developed by CAM, the Citigroup business unit that includes the manager, with respect to the disclosure of each portfolio’s securities and any ongoing arrangements to make available information about each portfolio’s securities holdings. The policy requires that consideration always be given as to whether disclosure of information about any portfolio’s securities holdings is in the best interests of such portfolio’s shareholders, and that any conflicts of interest between the interests of the portfolio’s shareholders and those of SBFM or CGM or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a portfolio’s securities holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund or portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the portfolios’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.    A portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.    A portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.    A list of securities (that may include portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.    A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.    A portfolio’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the portfolio’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.    A portfolio’s securities holdings may be released on an as-needed basis to its legal counsel, counsel to its independent directors, and its independent registered accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a portfolio’s securities holdings is released pursuant to an ongoing arrangement with any party, a portfolio must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a portfolio, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a portfolio’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the portfolios do not disclose their portfolio holdings on their website, but may do so in the future.

Set forth below are tables showing those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 1, 2005, the fund releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company, (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

As of April 1, 2005, the fund may also release its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

RISK FACTORS

Interest Rate Risk.    The fund’s portfolio will be affected by general changes in interest rates that will result in increases or decreases in the market value of the obligations held by the fund. The market value of the obligations in the fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the fund’s yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Adjustable Rate Securities.    The types of securities in which the fund will invest have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these risks and special considerations are peculiar to Adjustable Rate Securities whereas others, most notably the risk of prepayments, pertain to the characteristics of MBSs or ABSs generally.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by the fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. SBFM will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the fund.

ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABS may not be as liquid as that for MBSs.

The interest rate reset features of Adjustable Rate Securities held by the fund will reduce the effect on the net asset value of fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, the fund’s net asset value, however, may vary to the extent that the current interest rate on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by the fund, the greater the potential for fluctuations in the fund’s net asset value.

Investors in the fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the fund in response to market interest rates. The fund and its shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of “locking-in” attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying mortgage assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor’s income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

Any benefits to the fund and its shareholders from an increase in the fund’s net asset value caused by declining market interest rates is reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the fund should not be viewed as consistent with an objective of seeking capital appreciation.

Options and Futures Markets.    Participation in the options or futures markets involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If SBFM’s predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to the fund may leave the fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (a) dependence on SBFM’s ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

Lending Portfolio Securities.    In lending securities to brokers, dealers and other financial organizations, the fund will be subject to risks, which, like those associated with other extensions of credit, include the possible delays in realizing on, or loss of, collateral should the borrower fail financially.

Repurchase and Reverse Repurchase Agreements.    In entering into a repurchase agreement, the fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

When-Issued and Delayed Delivery Transactions.    Securities purchased on a when-issued or delayed delivery basis may expose the fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing when-issued or delayed delivery securities can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

Short Sales.    If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a capital gain. Although the fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited in respect to a “naked” short.

Borrowing.    If the fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the fund’s shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their costs (including any interest paid on the money borrowed) to the fund, the net asset value of the fund’s shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as “leverage.”

INVESTMENT RESTRICTIONS

The fund is subject to certain restrictions and policies that are “fundamental,” which means that they may not be changed without a “vote of a majority of the outstanding voting securities” of the fund, as defined under the 1940 Act. The fund is subject to other restrictions and policies that are “non-fundamental” and which may be changed by the fund’s board of trustees without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies.    Without the approval of a majority of its outstanding voting securities, the fund may not:

1.	issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2.	invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

4.	make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

6.	purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); and (d) investing in real estate investment trust securities.

7.	invest in a manner that would cause the fund to fail to be a “diversified company” under the Act and the rules, regulations and orders thereunder.

8.	purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities and except that the fund may pay initial or variation margin in connection with options or futures contracts.

9.	make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the fund’s net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect the short sales and (b) allocated to segregated accounts in connection with the short sales. Short sales “against-the-box” are not subject to this restriction.

Nonfundamental Policies.    As a nonfundamental policy, the fund may not:

1.	purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2.	write or purchase puts, calls, straddles, spreads or combinations of those transactions, except as consistent with the fund’s investment objectives and policies.

3.	purchase securities, other than MBSs, ABSs or U.S. government securities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after the purchase, more than 5% of the fund’s total assets would be invested in such securities.

4.	invest in interests in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

5.	make investments for the purpose of exercising control or management.

6.	invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

7.	purchase or retain securities of any issuer if, to the knowledge of the fund, any of the fund’s officers or trustees or any officer or director of SBFM individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

All of the foregoing restrictions stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the fund will be made by SBFM, subject to the overall review of the fund’s board of trustees. Allocation of transactions on behalf of the fund, including their frequency, to various dealers will be determined by SBFM in its best judgment and in a manner deemed fair and reasonable to the fund’s shareholders. The primary considerations of SBFM in allocating transactions will be availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to SBFM may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by SBFM, and the fees of SBFM are not reduced as a consequence of its receipt of the supplemental information. The information may be useful to SBFM in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to SBFM in carrying out its obligations to the fund.

Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Although investment decisions for the fund will be made independently from those of the other accounts managed by SBFM, investments of the type the fund may make may also be made by those other accounts. When the fund and one or more other accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security or other investment, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

For the fiscal years ended May 31, 2003, 2004 and 2005, the fund incurred no brokerage commissions.

The fund will not purchase securities, including U.S. government securities, during the existence of any underwriting or selling group relating to the offering of the securities of which Citigroup Global Markets is a member, except to the extent permitted by rules or exemptions adopted by the SEC or interpretations of the staff of the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison to other funds that have similar investment objectives but that are not subject to a similar limitation. The board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

During the fiscal year ended May 31, 2005, the Fund held securities issued by the following regular brokers or dealers of the Fund:

Broker-Dealer	Type of Security	Amount
Bear Stearns Securities Corp.	Debt	$42,745,000
Merrill Lynch	Debt	23,609,000
Morgan Stanley	Debt	14,291,000
Deutsche Bank	Debt	3,386,000
Credit Suisse First Boston Corp.	Debt	3,217,000
Goldman Sachs	Debt	1,996,000
Lehman Brothers Inc.	Debt	855,000
JPMorgan Chase	Debt	170,000

PORTFOLIO TURNOVER

Under certain market conditions, if the fund is engaged in options transactions it may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by the fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a high turnover rate (i.e., in excess of 100%). The fund has no fixed policy with respect to portfolio turnover, but does not expect to trade in securities for short-term gain. The fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when SBFM believes investment considerations warrant such sale or purchase. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve corresponding greater transaction costs that will be borne directly by the fund.

The fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for one year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

For the fiscal years ended May 31, 2004 and 2005, the fund’s portfolio turnover rate was 42% and 20%, respectively.

PURCHASE OF SHARES

GENERAL

Investors may purchase shares from a Smith Barney Financial Consultant, or from a broker-dealer, financial intermediary or a financial institution (each called a “Service Agent”). In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund.

When purchasing shares of the fund, investors must specify whether the purchase is for Smith Barney Class A, Smith Barney Class B, Smith Barney Class C or Smith Barney Class Y shares. Effective August 5, 2002, the previously existing Class A share class was redesignated Class L, and the previously existing Class I share class was redesignated Class A. On April 4, 2003, Class A, Class B, Class L and Class Y shares were renamed Smith Barney Class A, Smith Barney Class B, Smith Barney Class L and Smith Barney Class Y shares, respectively. On April 29, 2004, Smith Barney Class L shares were redesignated Smith Barney Class C shares.

Purchases of fund shares must be made through a brokerage account maintained with a Service Agent. In addition, certain investors may purchase shares directly from the fund through the sub-transfer agent. When purchasing shares of the fund, investors must specify whether the purchase is for Smith Barney Class A, Smith Barney Class B, Smith Barney Class C or Smith Barney Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. (the “sub-transfer agent”) are not subject to a maintenance fee.

Investors in Smith Barney Class A and Smith Barney Class B (through exchange purchases) shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-employed Retirement Plan, in the fund. Subsequent investments of at least $50 may be made for all classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Smith Barney Class A and Smith Barney Class B shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan, the minimum initial investment requirement is $25 for monthly purchases and $50 for quarterly purchases. There are no minimum investment requirements for Smith Barney Class A shares for employees of Citigroup and its subsidiaries, including Citigroup Global Markets, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by Citigroup Global Markets, and directors or trustees of any Citigroup-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the fund’s sub-transfer agent. Share certificates for the fund will no longer be issued. If you currently hold shares of the fund, such certificates will continue to be honored.

The minimum initial and subsequent investment requirements in the fund for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

The minimum initial and subsequent investment requirements in the fund for an account established under the Simple IRA and the Easy Simple IRA Programs is $1. Exchange investments will have a $1 minimum.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day provided the order is received by the fund or the fund’s agent prior to its close of business. For shares purchased through a Service Agent purchasing through Citigroup Global Markets, payment for fund shares is due on the third business day after the trade date (the “settlement date”). In all other cases, payment must be made with the purchase order.

The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this prospectus.

Determination of Public Offering Price.    The fund offers four classes of shares. Shares of the fund are offered to the public on a continuous basis. The public offering price for a Smith Barney Class A share, a Smith Barney Class C share and a Smith Barney Class Y share of the fund is equal to the net asset value per share next determined, plus for Smith Barney Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Smith Barney Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Smith Barney Class A and Smith Barney Class C shares. Smith Barney Class B shares are offered for exchange with Smith Barney Class B shares of other funds in the Smith Barney Group of Mutual Funds. Smith Barney Class B shares are subject to a deferred sales charge, if any, of the shares with which the exchange is made. Smith Barney Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000 and are sold at net asset value with no initial sales charge or deferred sales charge (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper; or 401(k) plans of Citigroup and its affiliates).

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

Class A (net asset value plus 5.26% of net asset value per share)	$9.82

Accumulation Privilege—lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $25,000	(4) $250,000
(2) $50,000	(5) $500,000
(3) $100,000	(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, as of the date of this Supplement, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

Class C shares of Smith Barney Limited Term Portfolio

Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Smith Barney Short Duration Municipal Income Fund

Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Consultant, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Consultant, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases:    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

IRA AND OTHER PROTOTYPE RETIREMENT PLANS

Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the fund or Citigroup Global Markets; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension—IRA.    If you or your spouse have earned income, each of you may establish an Individual Retirement Accounts (“IRAs”) make maximum annual contributions equal to the lesser of earned income or $4,000. Married couples where one spouse is non-working may contribute a total of $8,000 annually to their IRAs. Individuals age 50 and over are allowed an additional $500 catch-up contribution in 2005 and an additional $1,000 contribution each year thereafter. The contribution rates discussed above are applicable to tax years 2005 through 2007, after which the contribution rates are scheduled to increase.

If you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income. The rules applicable to so-called “Roth IRAs” differ from those described above. A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

An employer who has established a Simplified Employee Pension—IRA (“SEP-IRA”) on behalf of eligible employees may make a maximum annual contribution to each participant’s account of 100% (up to $40,000) of each participant’s compensation.

Paired Defined Contribution Prototype.    Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the fund through the Smith Barney Prototype Paired Defined Contribution Plan (the “prototype”). The prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The prototype provides for a maximum annual tax deductible contribution on behalf of participants of up to 25% of compensation, but not to exceed $40,000 for any individual participant. Additional deductions are allowed with respect to 401(k) contributions, provided total allocations to any individual participant may not exceed $40,000.

SYSTEMATIC INVESTMENT PLAN

Smith Barney Class A and Smith Barney Class C shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Citigroup Global Markets or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge an account with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder to provide for systematic additions to the shareholder’s fund account. For shareholders purchasing Smith Barney Class A and Smith Barney Class C shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement and the minimum subsequent investment requirement is $25. For shareholders purchasing Smith Barney Class A and Smith Barney Class C shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement and the minimum subsequent investment requirement is $50. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Citigroup Global Markets or the sub-transfer agent. The Systematic Investment Plan also authorizes Citigroup Global Markets to apply cash held in the shareholder’s Smith Barney brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

SMITH BARNEY CLASS B CONVERSION FEATURE

Smith Barney Class B shares will convert automatically to Smith Barney Class A shares eight years after the date on which they were originally purchased. There will also be converted at that time such proportion of Smith Barney Class B Dividend Shares owned by the shareholder as the total number of his or her Smith Barney Class B shares converting at the time bears to the total number of Smith Barney Class B shares (other than Smith Barney Class B Dividend Shares) owned by the shareholder.

The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney

Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of any deferred sales charge will reduce the gain or increase the loss, as the case may be, on redemption. The amount of any deferred sales charge will be paid to Citigroup Global Markets.

WAIVERS OF DEFERRED SALES CHARGE

The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”) (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder’s shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70½ (shareholders who purchased shares subject to a Deferred Sales Charge prior to May 23, 2005, will be eligible to obtain the waiver at age 59½ by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Deferred sales charge waivers will be granted subject to confirmation (by Citigroup Global Markets in the case of shareholders who are also Citigroup Global Markets clients or by the sub-transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

SMITH BARNEY FUNDS RETIREMENT PROGRAM

The fund offers Smith Barney Class A and Smith Barney Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

Class A load-waived shares will be available to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of a Fund through an omnibus account.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

The class of shares you may purchase depends on the amount of your initial investment:

Smith Barney Class A Shares.    Smith Barney Class A shares may be purchased by plans investing at least $3 million.

Smith Barney Class C Shares.    Smith Barney Class C shares may be purchased by plans investing less than $3 million. Smith Barney Class C shares are eligible to exchange into Smith Barney Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Smith Barney Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Smith Barney Class C shares for Smith Barney Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Smith Barney Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Smith Barney Class A shares will be offered the opportunity to exchange all of its Smith Barney Class C shares for Smith Barney Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Smith Barney Class C shares, but instead may acquire Smith Barney Class A shares of the same fund. Any Smith Barney Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Smith Barney Class B or Smith Barney Class C exchange privileges applicable to their plan.

Volume Discounts

The schedule of sales charges on Class A shares described in the applicable prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual’s spouse and his or her children under the age of 21 purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Consultant or a Service Agent.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of the fund is included in the prospectus. The right of redemption of shares of the fund may be suspended, or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the fund’s investments or determination of net asset value not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund’s shareholders.

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to the net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the sub-transfer agent receives further instructions from Citigroup Global Markets, or if the shareholder’s account is not with Citigroup Global Markets, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Citigroup Global Markets brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and Citigroup Global Markets will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Shares held by Citigroup Global Markets as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by Citigroup Global Markets as custodian may be redeemed through an investor’s Service Agent, or by submitting a written request for redemption to:

SB Adjustable Rate Income Fund

Smith Barney Class A, B, C or Y (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted by the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

TELEPHONE REDEMPTION AND EXCHANGE PROGRAM.    Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in the fund.)

Redemption requests of up to $50,000 of any class or classes of the fund’s shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemption of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/ Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration from the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange request may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

Additional Information Regarding Telephone Redemption and Exchange Program.    Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Distributions In Kind.    If the board of trustees of the fund determines that it is in the best interests of the remaining shareholders of the fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the board of trustees may deem fair and equitable. However, the fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of the fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Automatic Cash Withdrawal Plan.    An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to a shareholder of any fund who owns shares of the fund with a value of at least $10,000 and who wishes to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences.) To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, continued withdrawal payments will reduce the shareholder’s investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. Withdrawal Plans should be set up with a Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact a Service Agent or the fund’s sub-transfer agent.

DEFERRED SALES CHARGE, SMITH BARNEY CLASS B SHARES

Smith Barney Class B shares, which may be acquired only upon an exchange with another fund in the Smith Barney Group of funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to Citigroup Global Markets is imposed on any redemption of Smith Barney Class B shares that causes the value of a shareholder’s account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Smith Barney Class B shares of the fund (“purchase payments”) during the preceding five years. No charge is imposed to the extent that the net asset value of the Smith Barney Class B shares redeemed does not exceed (a) the current net asset value of Smith Barney Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Smith Barney Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder’s Smith Barney Class B shares above the purchase payments made during the preceding five years.

In circumstances in which the deferred sales charge is imposed, the amount of the charge will depend on (a) the deferred sales charge schedule applicable to shares of the fund that were exchanged for the shares being redeemed; and (b) the number of years since the shareholder made the purchase payment from which the amount is being redeemed. A redemption of shares acquired in exchange for shares that had been the subject of two or more exchanges among funds with differing deferred sales charge schedules will be subject to the highest applicable deferred sales charge schedule. Solely for purposes of determining the number of years since a purchase payment, all purchase payments during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected.

Smith Barney Class B shares will automatically convert to Smith Barney Class A shares eight years after the date they were purchased. For this purpose, the date of purchase of Smith Barney Class B shares of the fund refers to the purchase date of the shares given in exchange for the Smith Barney Class B shares of the fund.

DISTRIBUTOR

Citigroup Global Markets serves as the fund’s distributor on a best efforts basis pursuant to a written agreement (the “Distribution Agreement”) dated June 5, 2000, and last approved on August 14, 2005. The fund offers its shares on a continuous basis.

When payment is made by the investor before settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor’s brokerage account and Citigroup Global Markets may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve fund) of the Smith Barney Mutual Funds. If the investor instructs the distributor to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Smith Barney money market fund, and affiliates of Citigroup Global Markets that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving investment management fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The fund’s board of trustees has been advised of the benefits to Citigroup Global Markets resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

For the fiscal year ended May 31, 2005, Citigroup Global Markets incurred the following distribution expenses for the fund:

Class of Shares	Financial Consultant Compensation	Branch Expenses	Marketing & Advertising Expenses	Printing Expenses	Total
Smith Barney Class A	$1,012,795	$453,933	$—	$—	$1,466,728
Smith Barney Class B	90,385	31,429	12,192	—	134,006
Smith Barney Class C	1,667,022	1,650,600	559,830	3,466	3,880,918

Distribution Arrangements.    Shares of the fund are distributed on a best efforts basis by the Distributor pursuant to the Distribution Agreement. To compensate Citigroup Global Markets for the services provided and for the expenses borne under the Distribution Agreement, the fund has adopted a services and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays Citigroup Global Markets a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to Smith Barney Class A, Smith Barney Class B and Smith Barney Class C shares. In addition, Citigroup Global Markets is also paid an annual distribution fee with respect to Smith Barney Class B and Smith Barney Class C shares at the rate of 0.50% of the value of the average daily net assets attributable to each respective class of shares.

For the fiscal years ended May 31, 2003, 2004 and 2005, Citigroup Global Markets received $98,000, $146,000 and $65,000 respectively, in deferred sales charges on the redemption of the fund’s Smith Barney Class B. For the fiscal years ended May 31, 2004 and May 31, 2005 Citigroup Global Markets received $2,000 and $34,000, respectively, in deferred sales charges on the redemption of the fund’s Smith Barney Class A. For the fiscal years ended May 31, 2004, and May 31, 2005, Citigroup Global Markets received $15,000 and $1,000 in deferred sales charges on the redemption of the fund’s Smith Barney Class C shares, respectively. This deferred sales charge only applied to those purchases of Smith Barney Class C shares held prior to August 5, 2002 which, when combined with holdings of Smith Barney Class C shares, equaled or exceeded $500,000 in the aggregate. These purchases did not incur an initial sales charge.

The following service and distribution fees were incurred pursuant to the Plan during the years indicated:

	Distribution Plan Fees
	Fiscal Year Ended 5/31/05	Fiscal Year Ended 5/31/04	Fiscal Year Ended 5/31/03
Smith Barney Class A	$1,058,889	$1,994,673	$1,856,721
Smith Barney Class B	158,352	226,691	228,485
Smith Barney Class C	4,333,846	7,408,900	6,480,468

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the “Independent Trustees”). The Plan may not be amended to increase the amount of the fees without shareholder approval, and all material amendments of the Plan also must be approved by the trustees and the Independent Trustees in the manner described above. The Plan may be terminated at any time with respect to a class, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of such class of the fund (as defined in the 1940 Act). Pursuant to the Plan, Citigroup Global Markets will provide the board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

DETERMINATION OF NET ASSET VALUE

The fund’s net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the net asset value attributable to each class by the total number of shares of the class outstanding. The NYSE is closed in celebration of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, the fund’s investments are valued at market value or, in the absence of a market value with respect to any security, at fair value as determined by or under the direction of the fund’s board of trustees. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost where the board has determined that amortized cost approximates fair value. Corporate debt securities, MBSs and ABSs held by the fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the board of trustees; any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analysis and evaluations of various relationships between securities and yield to maturity information. In carrying out valuation policies adopted by the fund’s board of trustees, SBFM, as administrator, may consult with an independent pricing service (the “Pricing Service”) retained by the fund. The procedures of the Pricing Service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the board of trustees.

Premiums received on the sale of call options will be included in the fund’s net assets, and current market value of such options sold by the fund will be subtracted from the fund’s net assets. Any other investments of the fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the board of trustees in good faith. This value generally is determined as the amount that the fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days.

EXCHANGE PRIVILEGE

Each class of shares of the fund may be exchanged for shares of the respective class of many of the funds of the Smith Barney Mutual Funds, as indicated in the prospectus, to the extent such shares are offered for sale in the shareholder’s state of residence. Exchange of Smith Barney Class A, Smith Barney Class B, Smith Barney Class C and Smith Barney Class Y shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Except as noted below, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, on the basis of relative net asset value per share at the time of exchange, as follows:

Class A.    Class A shares of any fund purchased with a sales charge may be exchanged for Class A shares of any of the other funds. Class A shares purchased on or after August 5, 2002 will not be subject to a sales charge differential upon the exchange of such shares for Class A shares of another Smith Barney fund sold with a sales charge. Class A shares held prior to August 5, 2002, however, will be subject to a sales charge differential upon such an exchange. Class A shares of any fund sold without a sales charge may be exchanged for Class A shares of any of the other funds, but any applicable sales charge will apply, including any shares obtained through automatic reinvestments. This does not apply to the Smith Barney 401(k) Program and ExecChoice™ Programs.

Class B.    Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were purchased.

Class C.    Class C shareholders who wish to exchange Class C shares which are not already subject to a deferred sales charge may be subject to a 1.00% deferred sales charge if such shares are redeemed within one year of the date of the exchange.

Class Y.    Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the Funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders resident in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from any Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at net asset value next determined and, subject to any applicable deferred sales charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Citigroup Global Markets reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.

In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a deferred sales charge, the exchanged Class B shares will be subject to that deferred sales charge. Upon the exchange, the newly acquired Class B shares will be deemed to have been purchased on the date the Class B shares of the fund that have been exchanged were acquired.

Additional Information Regarding the Exchange Privilege.    Certain shareholders may be able to exchange shares by telephone. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchange shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a redemption of shares, which is a taxable transaction for shareholders that are subject to tax. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days’ prior notice to shareholders.

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund’s management, in its sole discretion, determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund’s policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase another fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

On May 31, 2005, the unused capital loss carryforwards for the fund were approximately $37,136,219. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

May 31,
2008	2009	2010	2011	2012	2013
$338,424	$340,617	$1,736,816	$9,454,718	$17,117,336	$8,149,308

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments.    Interest or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

The fund expects that none of the dividends paid by the fund will qualify (i) for the corporate dividends received deduction or (ii) as so-called “qualified dividend income” for purposes of taxation at long-term capital gains rates for individuals.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.    The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes.    Distributions may also be subject to additional state, local and foreign tax depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

Recently enacted legislation generally exempts from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). This legislation applies for taxable years beginning before January 1, 2008. However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Counsel.    Willkie Farr & Gallagher LLP serves as counsel for the fund. The trustees who are not “interested persons” of the fund have selected Stroock & Stroock & Lavan LLP as their counsel.

Independent Registered Public Accounting Firm.    KPMG LLP, 345 Park Avenue, New York, New York 10154 has been selected as the fund’s independent registered public accounting firm to examine and report on the fund’s financial statements and financial highlights for the fiscal year ending May 31, 2006.

Custodian.    State Street Bank and Trust Company (“State Street”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the fund. The assets of the fund are held under bank custodianship in accordance with the 1940 Act. Under its custody agreement with the fund, State Street is authorized to establish separate accounts and appoint securities depositories as sub-custodians of assets owned by the fund. For its custody services, State Street receives monthly fees charged to the fund based upon the month-end, aggregate net asset value of the fund plus certain charges for securities transactions. State Street is also reimbursed by the fund for out-of-pocket expenses, including the costs of any sub-custodians.

Transfer Agent.    Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the fund.

Sub-Transfer Agent.    PFPC Inc., located at P.O. Box 9699, Providence Rhode Island 02940-9699, serves as the fund’s sub-transfer agent to render certain shareholder record-keeping and accounting services.

Organization of the Fund.    The fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Amended and Restated Master Trust Agreement dated November 5, 1992, as amended from time to time (the “Trust Agreement”). The fund commenced operations on June 22, 1992, and on July 30, 1993 the fund changed its name to Smith Barney Shearson Adjustable Rate Government Income Fund. On November 7, 1994 the fund changed its name to Smith Barney Adjustable Rate Government Income Fund, on July 31, 2002, the fund changed its name to Smith Barney Adjustable Rate Income Fund, and on April 4, 2003, the fund changed its name to its current name.

In the interest of economy and convenience, certificates representing shares in the fund are not physically issued except upon specific request made by a shareholder to the fund’s sub-transfer agent. The sub-transfer agent maintains a record of each shareholder’s ownership of fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or trustee. The Trust Agreement provides for indemnification from the fund for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Voting Rights.    Each class of shares represents an identical interest in the fund’s investment portfolio. As a result, the classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each class; (b) the effect of the respective sales charges, if any, for each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; (e) the exchange privileges of each class; and (f) the conversion feature of the Smith Barney Class B shares. The fund’s board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different classes of shares of the fund. The board of trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that class. Generally, shares of the fund will be voted on a fund-wide basis except for matters affecting only the interests of one class. The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund’s outstanding shares. Shareholders of record owning no less than two-thirds of the outstanding shares of the fund may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Shareholders who satisfy certain criteria will be assisted by the fund in communicating with other shareholders in seeking the holding of the meeting.

Annual Reports.    The fund sends to each of its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receives a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) receives a single prospectus annually. When the fund’s annual report is combined with the prospectus into a single document, the fund will mail the combined document to each shareholder to comply with legal requirements. Any shareholder who does not want this consolidation to apply to his or her account should contact his or her Service Agent or the fund’s transfer agent.

Minimum Account Size.    The fund reserves the right to involuntarily liquidate any shareholder’s account if the aggregate net asset value of the shares held in the fund is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely upon market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to minimum to avoid involuntary liquidation.

Legal Matters.    Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

As of the date above, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

OTHER INFORMATION

Smith Barney Mutual Funds offers more than 60 mutual Funds. We understand that many investors prefer an active role in allocating the mix of Funds in their portfolio, while others want the asset allocation decisions to be made by experienced Managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—portfolio manager driven funds

The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, the Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—a solution to funds that stray

The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

FINANCIAL STATEMENTS

The fund’s Annual Report for the fiscal year ended May 31, 2005 is incorporated herein by reference in its entirety. The Annual Report was filed on August 8, 2005, accession number 000 1193125-05-160617.

APPENDIX A

Proxy Voting Policies and Procedures

The board of trustees of the fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to

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the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager’s personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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September 28, 2005

STATEMENT OF ADDITIONAL INFORMATION

SB ADJUSTABLE RATE INCOME FUND

Salomon Brothers Classes of Shares

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current prospectus for the Salomon Brothers Class A, B, C, O and Y shares of SB Adjustable Rate Income Fund (the “fund”), dated September 28, 2005, as amended or supplemented from time to time, and should be read in conjunction with the prospectus. Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. The prospectus may be obtained from your Smith Barney Financial Consultant or by writing or calling the fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

MANAGEMENT OF THE FUND

The executive officers of the fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

Name	Service
Citigroup Global Markets Inc. (“Citigroup Global Markets” or “CGM”)	Distributor
Smith Barney Fund Management LLC (“SBFM” or the “Manager”)	Investment Adviser and Administrator
State Street Bank and Trust Company	Custodian
PFPC Inc. (“PFPC” or “Transfer Agent”)	Transfer Agent

These organizations and the functions they perform for the fund are discussed in the prospectus and in this SAI.

TRUSTEES AND OFFICERS OF THE FUND

Overall responsibility for management and supervision of the fund rests with the fund’s board of trustees. The board of trustees approves all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund’s distributor, investment adviser, administrator, custodian and transfer agent.

The trustees, including each trustee who is not an “interested person” of the fund, or SBFM, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth year: 1937	Trustee	Since 1992	Professor—Harvard Business School	51	None

Paolo Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth year: 1941	Trustee	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth year: 1927	Trustee	Since 1994	Managing Partner of Robert A. Frankel Management Consultants. Former Corporate Vice President of The Reader’s Digest Association, Inc.	18	None

Dr. Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth year: 1931	Trustee	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

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Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth year: 1942	Trustee	Since 1995	President, WR Hutchinson & Associates Inc. (oil industry consulting); formerly Group Vice President, Mergers and Acquisitions, BP AMOCO p.l.c., (energy provider)	44	Associated Bank and Associated Banc-Corp

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth year: 1928	Trustee	Since 2001	Senior Partner, Pavia & Harcourt LLP, Attorneys	7	None

INTERESTED TRUSTEE

R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth year: 1951	Trustee	Since 2002	Managing Director of Citigroup Global Markets Inc. “(CGM”); Chairman, President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. “CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc.; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	185	None

OFFICERS

R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth year: 1951	Chairman, President and Chief Executive Officer	Since 2002	(See Trustees table above)	N/A	N/A

David Torchia CAM 399 Park Avenue New York, NY 10022 Birth year: 1959	Vice President and Investment Officer	Since 2002	Managing Director of CGM; Senior Portfolio Manager, Salomon Brothers Asset Management; investment officer of certain other investment companies associated with Citigroup.	N/A	N/A

Theresa M. Veres CAM 399 Park Avenue New York, NY 10022 Birth year: 1966	Vice President and Investment Officer	Since 2002	Director of CGM; U.S. Fixed Income Portfolio Manager, Salomon Brothers Asset Management; investment officer of certain other investment companies associated with Citigroup.	N/A	N/A

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Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Andrew B. Shoup CAM 125 Broad Street 10th Floor New York, NY 10004 Birth year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

Kaprel Ozsolak CAM 125 Broad Street New York, NY 10004 Birth year: 1965	Treasurer and Chief Financial Officer	Since 2002	Vice President of CGM; Treasurer and Chief Financial Officer of certain mutual funds associated with Citigroup; controller of certain other investment companies associated with Citigroup (from 2002-2004).	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director, CGM (since 2000); Director of Compliance, North America, Citigroup Asset Management (since 2000); Chief Compliance Officer and Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer SBFM, CFM and TIA.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for Citigroup Asset Management and its predecessor (since 1994)	N/A	N/A

*	Trustees and Officers serve until their successors have been duly elected and qualified.

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The following table shows the amount of equity securities owned by the trustees in the fund and in other investment companies associated with Citigroup, Inc. (“Citigroup”) and supervised by the trustees for the calendar year ended December 31, 2004.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies Associated with Citigroup Overseen by Trustee
Non-Interested Trustees:
Allan J. Bloostein	None	Over $100,000
Dwight B. Crane	None	Over $100,000
Paolo M. Cucchi	None	$1-$10,000
Robert A. Frankel	None	Over $100,000
Paul Hardin	$1-$10,000	Over $100,000
William R. Hutchinson	None	Over $100,000
George M. Pavia	None	None

Interested Trustee:
R. Jay Gerken	None	Over $100,000

As of September 23, 2005, the Trustees and officers of the fund as a group beneficially owned less than 1% of the outstanding shares of the fund.

The fund has an audit and investment performance committee (“Audit Committee”) comprised solely of all the Trustees who are not “interested persons” of the fund as defined in the 1940 Act (“Independent Trustees”). The members of the Audit Committee are all the Non-Interested Trustees.

In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund’s audits, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the fund for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met three times.

The trustees constituting the fund’s Audit Committee also constitute the fund’s Nominating Committee, which is composed of all the “non-interested” trustees of the fund. The Nominating Committee met once during the fiscal year ended May 31, 2005. The Nominating Committee selects and nominates new non-interested trustees.

The fund also has a pricing committee composed of the Chairman of the Board and one independent Trustee, which is charged with determining fair value prices for securities when required. The Pricing Committee did not meet during the fund’s most recent fiscal year.

The fund has no compensation committee or governance committee of the Board or any committees performing similar functions.

No non-interested Trustee owned (nor did certain family members of those Trustees own) securities in the SBFM, CGM, or any person directly or indirectly controlling, controlled by, or under common control with the SBFM or CGM as of December 31, 2004.

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Remuneration

No director, officer or employee of Citigroup Global Markets, SBFM or any of their affiliates receives any compensation from the fund for serving as an officer or trustee of the fund. The fund pays each trustee who is not a director, officer or employee of Citigroup Global Markets, SBFM, or any of their affiliates a fee of $2,500 per annum plus $250 per meeting attended, and reimburses them for travel and out-of-pocket expenses. For the fiscal year ended May 31, 2005 such travel expenses totaled $24,912.

The following table sets forth the compensation paid by the fund to each person who was a trustee during the fund’s last fiscal year:

Trustee	Aggregate Compensation From the Fund For Fiscal Year Ended 5/31/05	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund and Fund Complex for Calendar Year Ended 12/31/04	Total Number of Funds for Which Trustee Serves Within Fund Complex
Non-Interested Trustees:
Allan J. Bloostein*	$3,663	$0	$133,400	34
Paolo Cucchi	5,325	0	51,650	7
Dwight Crane	5,975	0	214,788	51
Robert A. Frankel	5,775	0	97,259	18
William R. Hutchinson	5,475	0	338,000	44
Paul Hardin	5,475	0	133,800	34
George M. Pavia	4,725	0	54,700	7

Interested Trustee:
R. Jay Gerken	0	0	0	185

*	Mr. Bloostein became a Trustee Emeritus as of December 31, 2004

Upon attaining age 80, a trustee may, and at the end of the year in which he/she attains age 80, a fund trustee is required to change to emeritus status. An Emeritus Trustee is entitled to serve in emeritus status for a maximum of 10 years, during which time he/she is paid 50% of the annual retainer fee and meeting fees otherwise applicable to fund trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the last fiscal year, aggregate compensation paid to Trustees Emeriti by the fund totaled $1,688.

As of September 23, 2005, to the knowledge of the fund, no shareholders or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding shares of the fund except the following:

Shareholder	Shares Held	% of Shares
Smith Barney Class A
MICCOSUKEE TRIBE Reserve Account Attn: Julio Martinez P.O. Box 440021 Miami PL 13144-0021	1,605,349,571	5.9681

Salomon Brothers Class A
UBS Financial Services Inc. PBO Charlesbank Estates Inc. 70 Charles River Road Waltham MA 02453-2400	116,077.692	11.5862

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Shareholder	Shares Held	% of Shares
UBS Financial Services Inc. PBO Depasuluhi Trust Towne Estates Pasquale Franchi TTEE 182 West Central Street Suite 203 Natick MA 01760-3756	38,267.230	9.8085

UBS Financial Services Inc. PBO SEA Breeze Realty Trust Pasquale Franchi TTEE 182 West Central Street Suite 303 Natick MA 01760-3756	67,540.718	6.7415

UBS Financial Services Inc. PBO Eastern Builders Co., Inc. Pasquale Franchi, President 182 West Central Street Suite 303 Natick MA 01760-3756	63,254.309	6.3127

UBS Financial Services Inc. PBO Natick Crossing Corp. Pasquale Franchi, President 182 West Central Street Suite 303 Natick MA 01760-3756	58,349.944	5.8242

UBS Financial Services Inc. PBO Hamilton Lane Advisors LLC One Belmont Ave Bala Cynwyd PA 19004-1617	54,075.000	5.3975

UBS Financial Services Inc. PBO IMF Franklin Corp. 182 West Central Street Suite 303 Natick MA 01760-3756	50,237.031	5.0194

Walter Oil & Gas Corp Attn: Emily W. Herrmann 1100 Louisiana Suite 200 Houston TX 77002-5215	5,277,638.392	34.5516

David L. Johnson Tomase H. Sxotnicki Execs Estate of Kim Magness c/o Jerry Kaiser 1670 Broadway, Ste #3000 Denver CO 80202-4801	3,980,331.985	26.0584

Benderson Development Co. Inc Randall Benderson David H. Baldawn Allen S. Wolfson 8441 Cooper Creek Blvd University Park FL 34201-2006	3,193,984.619	20.9104

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Shareholder	Shares Held	% of Shares
Turkey Creek LLC James K. Aronstein Michael Page 1560 Broadway, Suite 1400 Denver CO 80202-5164	861,517.969	5.6401

Smith Barney Class Y
Smith Barney Inc 333 W 34th Street New York, NY 10001	82,383.722	100.0000

Investment Adviser And Administrator

SBFM serves as investment adviser to the fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the fund which was approved by the Board of Trustees, including a majority of the non-interested Trustees, on August 11, 2005. SBFM is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup. Subject to the supervision and direction of the Company’s Board of Trustees, the manager manages the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. The manager also: (a) assists in supervising all aspects of the fund’s operations except those it performs under its investment advisory agreement; b) supplies the fund with office facilities (which may be in SBFM’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable deferred sales charges (“Deferred Sales Charges”) and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission (“SEC”) and state blue sky authorities.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of June 30, 2005 of approximately $108 billion.

Certain of the services provided to, and the fees paid by, the fund under its agreement with SBFM are described in the prospectus. For the fiscal years ended May 31, 2003, 2004 and 2005, such fees (for investment advisory and administration services) amounted to $10,045,132, $11,518,142 and $7,308,702, respectively. In addition to providing the services described in the prospectus, SBFM furnishes the fund with statistical and research data, clerical assistance and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund; prepares reports to the fund’s shareholders; and prepares tax returns, reports to and filings with, the Securities and Exchange Commission (the “SEC”) and state regulatory authorities. SBFM is an indirect wholly owned subsidiary of Citigroup. SBFM pays the salaries of all officers and employees it employs who provide services to the fund, and SBFM maintains office facilities for the fund. SBFM bears all expenses in connection with the performance of its services under its agreement with the fund.

The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the fund who are not officers, directors, shareholders or employees of CGM or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of

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preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Directors of the fund.

The Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and in either event, by a majority of the non-interested Trustees of the fund’s Board with such non-interested Trustees casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Investment Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Advisory Agreement

At a meeting held on August 11, 2005, the Board considered the re-approval for an annual period of the Fund’s Investment Advisory Agreement and Administration Agreement, The Board of Trustees, including the Independent Trustees, considered the reasonableness of the investment management fee with respect to the Fund in light of the nature, extent and quality of the investment management services provided and additional benefits received by the Manager and its affiliates in connection with providing services to the fund. The Board compared the fees charged by the Manager to the fund to those charged by the Manager to other funds and clients with similar investment objectives and policies as the fund and to those charged by other investment advisers with respect to similar funds. The Board also considered the fund’s total expenses in comparison to funds of comparable size and other factors. The Board also considered the performance of the fund in comparison to a peer group of funds selected by Lipper, Inc. and noted that the fund’s performance for all time periods presented was better than the median of its performance universe. The Board also reviewed the expenses incurred by the Manager and the profitability to the Manager and its affiliates of their services to the fund. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by the Manager, and benefits accruing to the Manager and its affiliates from administrative and brokerage relationships with affiliates of the Manager. In analyzing the expenses incurred by the Manager with respect to the fund, the Board took note of the reports it had received regarding the profitability of the mutual fund business to the Manager and its affiliates as well as the benefits derived by the Manager and its affiliates from the relationship with the fund. After discussion with the Board, the Manager offered to continue its voluntary waiver until further notice. The Board noted that it had concluded that the Manager’s methodology for allocating the expenses of operating the funds in the complex was reasonable and that the Manager was passing on any benefits of economies of scale to the fund.

Portfolio Management

Prior to July 23, 2002, BlackRock Financial Management, Inc. served as the fund’s subadviser. The management of the fund’s portfolio has been assumed by SBFM. David A. Torchia and Theresa M. Veres, each an investment officer of SBFM, are responsible for the day-to-day management of the fund. Mr. Torchia, a managing director of CGM who has been employed by Salomon Brothers Asset Management Inc (“SBAM”), an affiliate of SBFM, since July, 1990, is a Senior Portfolio Manager responsible for directing investment policy and strategy for high quality U.S. fixed income portfolios. He has more than 15 years of investment management experience. Ms. Veres, a director of CGM who has been employed by SBAM since March, 1997, is a U.S. fixed income portfolio manager responsible for high quality U.S. fixed income portfolios with a focus on asset-backed securities and corporate securities. She has more than eight years of investment management experience.

Management’s discussion of fund performance, and additional performance information regarding the fund during the fiscal year ended May 31, 2005, is included in the Annual Report for that period. A copy of the Annual Report may be obtained upon request and without charge from a Financial Consultant or by writing or calling the fund at the address or phone number listed above.

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Code of Ethics.    Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

A copy of the fund’s Code of Ethics is on file with the SEC.

Proxy Voting Guidelines & Procedures

Although individual board members may not agree with particular policies or votes by the fund’s Manager, the board has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the Manager or any affiliated person of the fund or the Manager, on the other. This summary of the guidelines gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

Recent Developments

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), investment advisory companies that are a part of CAM. The Fund receives investment advisory and administrative services from SBFM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the Commission. Although there can be no assurance, SBFM and SBAM believe that these matters are not likely to have a material adverse effect on the Fund or its ability to perform their respective investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

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PORTFOLIO MANAGER DISCLOSURE

The following tables set forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Torchia	26 Registered investment companies with $9.4 billion in total assets under management	15 Other pooled investment vehicles with $2.0 billion in assets under management	77 Other accounts with $13.4 billion in total assets under management

Theresa M. Veres	1 Registered investment companies with $0 in total assets under management	1 Other pooled investment vehicles with $0.4 billion in assets under management	11 Other accounts with $0.9 in total assets under management

Portfolio Manager Compensation

Citigroup Asset Management (“CAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

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Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The investment adviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in

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relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each Portfolio Manager.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
David Torchia	None
Theresa M. Veres	None

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INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The investment objectives of the fund are to seek to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates. These investment objectives may not be changed without the approval of the holders of a majority of the fund’s outstanding shares. No assurance can be given that the fund will be able to achieve its investment objectives. The prospectus discusses the investment objectives of the fund and the principal policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the fund may invest, the investment policies and strategies that the fund may utilize, and certain risks attendant to those investments, policies and strategies.

In seeking to achieve its investment objectives, the fund will invest principally in adjustable rate securities and U.S. government securities. Under normal market conditions, the fund will invest at least 80% of its net assets in adjustable rate securities, which may include U.S. government securities. The fund’s assets not invested in U.S. government securities may be invested in, among other instruments, fixed rate and adjustable rate mortgage-backed securities (“MBSs”), asset-backed securities (“ABSs”) and corporate debt securities rated within the two highest long-term debt categories by a nationally recognized statistical rating organization (an “NRSRO”), such as those rated Aa by Moody’s Investors Service, Inc. (“Moody’s”) or AA by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and money market instruments with a comparable short-term rating. Up to 20% of the fund’s total assets may be invested in securities that are unrated but deemed to be of comparable credit quality by SBFM, and up to 10% of the fund’s total assets may be invested in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities that are of comparable credit quality. The foregoing policies as to ratings of portfolio securities will be applicable at the time securities are purchased by the fund; if portfolio securities of the fund are subsequently assigned lower ratings, if they cease to be rated or if they cease to be deemed to be comparable, SBFM will reassess whether the fund should continue to hold the securities.

The fund may invest up to 5% of its total assets in municipal obligations and in zero coupon securities, including zero coupon U.S. Treasury securities. In addition, the fund may engage in various hedging strategies to increase investment return and/or protect against interest rate changes in an effort to maintain the stability of its net asset value.

Adjustable Rate Securities

The fund will invest at least 80% of its net assets in adjustable rate securities (“Adjustable Rate Securities”), consisting principally of MBSs and ABSs. Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a “spread”) over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as the fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic,

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geographic, social and other factors. (ABSs backed by other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

Indices.    The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security). Certain indices are tied to the interest rate paid on specified securities, such as one-, three- or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the “FHLB”) of San Francisco (the 11th District Cost of Funds Index or “COFI”). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions’ liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, associations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in the fund’s portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The fund will not seek to maintain an overall average cap or floor, although SBFM will consider caps or floors in selecting Adjustable Rate Securities for the fund.

The adjustable interest rate feature underlying the Adjustable Rate Securities in which the fund invests generally will act as a buffer to reduce sharp changes in the fund’s net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the fund’s MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the fund to fluctuate less dramatically than it would if the fund invested in more traditional long-term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of the fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, the fund’s MBSs will allow the fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates,

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the fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The fund will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. The fund’s net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

MBSs.    Three basic types of MBSs are currently available for investments: (a) those issued or guaranteed by the United States government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by the Government National Mortgage Association (“GNMA”) or issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a United States government guarantee but usually having some form of private credit enhancement.

MBSs and ABSs issued by Nongovernmental Entities.    Certain of the MBSs, as well as certain of the ABSs, in which the fund may invest will be issued by private issuers. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the United States, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Credit Enhancements.    Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. SBFM will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by the fund.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The fund may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Among the specific types of MBSs in which the fund may invest are Adjustable Rate Mortgages (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for

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either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

Collateralized Mortgage Obligations.    The fund may invest in MBSs taking the form of collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as “Mortgage Assets”). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

Amortization Class CMOs (“PAC Bonds”).    Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

ABSs.    The fund will invest in various types of Adjustable Rate Securities in the form of ABSs. The securitization techniques for ABSs are similar to those used for MBSs; through the use of trusts and special purpose corporations, various types of receivables (such as home equity loans and automobile and credit card receivables) are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. government securities.

Certain of the ABSs in which the fund will invest will be guaranteed by the Small Business Administration (“SBA”). The SBA is an independent agency of the United States, and ABSs guaranteed by the SBA carry a guarantee of both principal and interest backed by the full faith and credit of the United States. These ABSs may include pass-through securities collateralized by SBA-guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMs. These loans generally include commercial loans, such as working capital loans and equipment loans. The underlying loans are originally made by private lenders and are guaranteed in part by the SBA, the guaranteed portion of the loans constituting the underlying financial assets in these ABSs. In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. Like MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by SBA guaranteed loans and home equity loans are the most prevalent ABSs that are Adjustable Rate Securities.

ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, which could result in possible losses to the

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fund. In addition, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in the funds experiencing difficulty in valuing ABSs.

U.S. Government Agencies or Instrumentalities.    MBSs issued or guaranteed by agencies or instrumentalities of the United States government are generally considered to be of higher quality than those issued or guaranteed by non-governmental entities.

Government National Mortgage Association.    GNMA is a wholly owned corporate instrumentality of the United States government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration (“FHA”) under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured (mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

Federal National Mortgage Association.    FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA and the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation.    FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of mortgage-backed securities.

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The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

U.S. Small Business Administration.    The SBA is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA’s guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

U.S. Government Securities

Securities issued or guaranteed by the United States government or one of its agencies, authorities or instrumentalities (“U.S. government securities”) in which the fund may invest include debt obligations of varying maturities issued by the United States Treasury or issued or guaranteed by an agency or instrumentality of the United States government, including the Farmers Home Administration, Export-Import Bank of the United States, SBA, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Company. Direct obligations of the United States Treasury include bills, certificates of indebtedness, notes and bonds, which differ in their interest rates, maturities and dates of issuance. These instruments are direct obligations of the United States government and, as such, are backed by the full faith and credit of the United States. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will not invest in obligations issued by an instrumentality of the United States government unless SBFM determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the fund.

Zero Coupon Treasury Securities.    The fund may purchase zero coupon securities when yields on those securities are attractive, to enhance portfolio liquidity or for a combination of both of these purposes. The fund may purchase “zero coupon” U.S. Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their interest coupons or that are certificates representing interests in the stripped debt obligations and coupons. A zero coupon security is purchased at a discount from its face amount, and pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price). The discount approximates the total amount of interest the security might accrue and compound over the period until maturity or the particular interest payment date at a rate reflecting the market rate of the securities at the time of issuance or purchase. Zero coupon securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

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The interest rate on zero coupon securities is automatically compounded and paid out at maturity. Although compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security does not obtain the higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities that make current distributions of interest.

Current federal tax law requires that a holder (such as the fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payments in cash on the security during the year. The fund will accrue income on zero coupon securities it holds for tax and accounting purposes, which income is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of portfolio securities to satisfy the fund’s distribution obligations.

Currently, the only U.S. Treasury security issued without coupons is the U.S. Treasury bill. A number of banks and brokerage firms, however, have separated (stripped) the principal portions from the coupon portions of U.S. Treasury bonds and notes and have sold them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account.

Other Investments of the Fund

Fixed Rate MBSs.    Fixed rate MBSs in which the fund may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

Stripped MBSs.    The fund may invest in stripped MBSs (“SMBSs”), which are derivative multi-class mortgage-backed securities typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal only or “PO” class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest only or “IO” class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the fund will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of the fund’s net asset value.

The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as

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opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which it relates.

Corporate Debt Securities.    The fund may purchase corporate debt securities rated within the two highest categories for long-term debt obligations by an NRSRO, or, if unrated, deemed to be of comparable credit quality by SBFM. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate MBSs, but corporate debt securities, unlike MBSs, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment. Fixed rate debt securities may also be subject to call provisions.

Foreign Securities.    The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities, including MBSs and ABSs issued by foreign entities.

Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Municipal Obligations.    The fund may invest up to 5% of its total assets in obligations issued by state and local governments, political subdivisions, agencies and public authorities (“Municipal Obligations”). Any Municipal Obligation that is backed directly or indirectly by U.S. Treasury securities or the full faith and credit of the United States government will be considered by SBFM to have the highest rating.

Illiquid Securities.    The fund may not invest more than 15% of its net assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market. Other illiquid securities include interest rate swaps and ABSs that cannot be disposed of promptly within seven days and in the usual course of business without the fund’s receiving a reduced price. The fund will also treat POs and IOs as illiquid securities except for POs and IOs issued by U.S. governmental agencies and instrumentalities, whose liquidities are monitored by SBFM subject to the supervision of the fund’s board of trustees.

Illiquid securities have historically included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted securities issued pursuant to Rule 144A under the 1933 Act are not deemed to be illiquid. SBFM will monitor the liquidity of these restricted securities subject to the supervision of SBFM and the board of trustees. In assessing the liquidity of a security, SBFM will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Money Market Instruments.    Money market instruments in which the fund may invest are limited to: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total

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assets in excess of $500 million); commercial paper rated no lower than Prime-1 by Moody’s or A-1 by S&P or the equivalent from another NRSRO, or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the highest rating category; and repurchase agreements, as more fully described below. U.S. government securities in which the fund may invest include obligations issued or guaranteed by U.S. agencies and instrumentalities that are supported solely by the credit of the agency or instrumentality. At no time will the fund’s investments in bank obligations, including time deposits, exceed 25% of its assets.

The fund will invest in an obligation of a foreign bank or foreign branch of a U.S. bank only if SBFM determines that the obligation presents minimal credit risks. The obligations of foreign banks or foreign branches of U.S. banks in which the fund will invest may be traded in or outside the United States, but will be denominated in U.S. dollars. Obligations of a foreign bank or foreign branch of a U.S. bank entail risks that include foreign economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Repurchase Agreements.    The fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities.

Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

The value of the securities underlying a repurchase agreement of the fund will be monitored on an ongoing basis by SBFM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. SBFM will also monitor on an ongoing basis, to evaluate potential risks, the creditworthiness of the banks and dealers with which the fund enters into repurchase agreements.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements.    The fund may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the fund, involves a sale by the fund of securities that it holds concurrently with an agreement by the fund to repurchase

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the same securities at an agreed-upon price and date. The fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. The fund will enter into a reverse repurchase agreement for these purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund may also use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the fund’s securities is considered to be disadvantageous.

The fund will establish a segregated account in which the fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

Dollar Roll Transactions.    To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the fund may enter into dollar roll transactions. A dollar roll transaction, which is considered a borrowing by the fund, involves a sale by the fund of a security to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the fund, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that the fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

When-Issued and Delayed Delivery Transactions.    The fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. The Fund’s custodians will maintain in a segregated account on behalf of the fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the fund’s purchase commitments, pursuant to guidelines established by the fund’s board of trustees. The payment obligations and the interest rates that will be received are each fixed at the time the fund enters into the commitment and no interest accrues to the fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. When the fund engages in when-issued or delayed delivery securities transactions, it will rely on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending Portfolio Securities.    To generate income, the fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, are currently subject to a limitation whereby they may not exceed 33 1/3% of the value of the fund’s total assets. The fund will not lend securities to Citigroup Global Markets unless the fund has applied for and received specific authority to do so from the SEC. The fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing the fund’s loans of securities will be maintained at all times in a segregated account in an amount at least equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and is acting as a “finder.”

By lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in

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the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever it loans securities: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities.

Borrowing.    The fund may borrow from banks for temporary or emergency (not leveraging) purposes and enter into reverse repurchase agreements or dollar rolls in an aggregate amount equal to up to 33- 1/3% of the value of its total assets (computed at the time the loan is made). The fund may pledge up to 33- 1/3% of its total assets to secure these borrowings. If the fund’s asset coverage for borrowings falls below 300%, the fund will take prompt action to reduce its borrowings.

Short Sales.    The fund may make short sales of securities. A short sale is a transaction in which the fund sells a security it does not own in anticipation that the market price of that security will decline. The fund may make short sales both as a form of hedging to offset potential declines in securities positions it holds in similar securities and in order to maintain portfolio flexibility.

The fund may make short sales “against the box” without complying with the limitations described above. In a short sale against the box transaction, the fund, at the time of the sale, owns or has the immediate and unconditional right to acquire at no additional cost the identical security sold. This is distinguished from a “naked short,” in which the fund does not own or have the right to acquire the security sold.

To complete a short sale, the fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the fund from the short sale are retained by the broker until the fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker, which collateral consists of cash or U.S. government securities. In addition, the fund will place in a segregated account an amount of cash, U.S. government securities or other liquid securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level such that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and will not be less than the market value of the securities at the time they were sold short.

The fund will not enter into a short sale of securities if, as a result of the sale, the total market value of all securities sold short by the fund would exceed 25% of the value of the fund’s assets. In addition, the fund may not (a) sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the fund’s net assets or (b) sell short the securities of any class of an issuer to the extent of more than 2% of the outstanding securities of the class at the time of the transaction.

Interest Rate Transactions, Options and Futures.    The fund is authorized to engage in transactions involving put and call options. The fund may purchase a put option, for example, in an effort to protect the value

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of a security that it owns against a substantial decline in market value, if SBFM believes that a defensive posture is warranted for a portion of the fund’s portfolio. In addition, in seeking to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase, the fund may purchase a put option on securities it does not hold. Although changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in the latter type of transaction as in a transaction in which the fund purchases a put option on an underlying security it owns.

The fund is authorized to engage in transactions involving over-the-counter options (“OTC options”) and options traded on a U.S. securities exchange. Whereas exchange-traded options are in effect guaranteed by The Options Clearing Corporation (“Clearing Corporation”), the fund relies on the dealer from which it purchases an OTC option to perform if the option is exercised. SBFM will monitor the creditworthiness of dealers with which the fund enters into OTC option transactions under the general supervision of the fund’s board of trustees.

The fund may seek to increase its return through the use of covered options on portfolio securities and to hedge its portfolio against movements in interest rates by means of other portfolio strategies. The fund has authority to write (that is, sell) covered call and put options on its portfolio securities, purchase and sell call and put options on securities and engage in transactions in interest rate swaps, caps and floors, financial futures contracts, and related options on those contracts. Although these strategies entail risks (as discussed below), SBFM believes that, because the fund will (a) write only covered options and (b) engage in other transactions only for hedging purposes, the strategies should not subject the fund to the risks frequently associated with the speculative use of the strategies. While the fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of fund shares, the fund’s net asset value will fluctuate. The fund is not obligated to use any of the listed strategies at any particular time or under any particular economic condition, and there is no assurance that these strategies will be effective. The following is further information relating to certain portfolio strategies the fund may utilize.

Utilization of futures transactions to hedge the fund’s portfolio will involve the risk of imperfect correlation in movements in the prices of futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, the fund will experience a gain or loss that would not be completely offset by movements in the price of the security that is the subject of the hedge.

Prior to exercise or expiration, an exchange-traded option position can be terminated only by entering into a closing purchase or sale transaction. Such a transaction requires a secondary market on an exchange for call or put options of the same series. The fund will enter into an option or futures transaction on an exchange only if a liquid secondary market appears to exist for the options or futures. No assurance can be given that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the case of a futures position or an option on a futures position written by the fund, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the fund may be required to take or make delivery of the security underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse effect on the fund’s ability to hedge effectively its portfolio. The risk also exists of a loss by the fund of margin deposits in the event of bankruptcy of a broker with which the fund has an open position in a futures contract or related option.

The exchanges on which the fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether the options are written on the same or different exchanges or are held or written on one or more

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accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. SBFM does not believe that these trading and position limits will have any adverse effect on the portfolio strategies for hedging the fund’s portfolio.

Interest Rate Hedging Transactions.    The fund may hedge all or a portion of its portfolio against fluctuations in interest rates by entering into interest rate transactions. The fund bears the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of the hedging transaction.

The fund expects to enter into interest rate transactions primarily to hedge its portfolio of Adjustable Rate Securities against fluctuations in interest rates. Typically, the parties with which the fund will enter into interest rate transactions will be brokers, dealers or other financial institutions, typically called “counterparties.” Certain federal income tax requirements, however, may limit the fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined rate, to receive payments of interest on a notional principal amount from the party selling the cap. The purchase of an interest rate cap, therefore, hedges against an increase in interest rates above the cap on an Adjustable Rate Security held by the fund. Thus, for example, in the case of an Adjustable Rate Security indexed to the COFI, if the COFI increases above the rate paid on the security, the counterparty will pay the differential to the fund. The opposite is true in the case of an interest rate floor; it hedges against a decrease in the index rate below any floor on the Adjustable Rate Security interest rate. Swap transactions involve the exchange by the fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. If the fund were to hold an MBS with an interest rate that is reset only once each year, for example, it could swap the right to receive interest at the fixed rate for the right to receive interest at a rate that is reset every week. This swap would enable the fund to offset a decline in the value of the MBS due to rising interest rates, but would also limit its ability to benefit from falling interest rates. Conversely, if the fund were to hold an MBS with an interest rate that is reset every week and it desired to lock in what it believed to be a high interest rate for one year, it could swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. This type of a swap would protect the fund from a reduction in yield due to falling interest rates, but would preclude it from taking full advantage of rising interest rates.

Interest Rate Swaps.    The fund may enter into interest rate swaps, which are “derivative” transactions involving the exchange by the fund with another party of their respective commitments to pay or receive interest, such as, for example, an exchange of floating rate payments for fixed rate payments. The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities that the fund anticipates purchasing at a later date. The fund intends to use these transactions as a hedge and not as a speculative investment. The fund will enter into interest rate swap transactions on a net basis; that is, the two payment streams are netted out, with the fund receiving or paying only the net amount of the two payments. Inasmuch as these transactions will be entered into for good faith hedging purposes, SBFM believes that the obligations should not be deemed to constitute senior securities and, thus, the fund will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of cash, U.S. government securities or other liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by the fund in a segregated account. The fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest two rating categories by at least one NRSRO or is believed by SBFM to be equivalent to that rating. If the other party

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to the transaction defaults, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If SBFM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would be lower than it would have been if interest rate swaps were not used.

Interest rate swap transactions do not involve the delivery of securities or other underlying assets or principal. As a result, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund would be contractually obligated to make. If the MBS or another security underlying an interest rate swap were prepaid and the fund continued to be obligated to make payments to the other party to the swap, the fund would have to make the payments from another source. If the other party to an interest rate swap were to default, the fund’s risk of loss would consist of the net amount of interest payments that the fund contractually was entitled to receive. Since interest rate transactions are individually negotiated, SBFM expects to achieve an acceptable degree of correlation between the fund’s rights to receive interest on MBSs and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Writing Covered Options.    The fund is authorized to write (that is, sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of these options. A covered call option is an option pursuant to which the fund, in return for a premium, gives another party a right to buy specified securities owned by the fund at a specified price and for a specified time set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the fund gives up the opportunity to profit from any potential price increase in the underlying security above the option exercise price. In addition, the fund’s ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction. A closing purchase transaction cancels out the fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against a decline in the price of the underlying security.

The writer of a covered call option has no control over when it may be required to sell its securities since it may be assigned an exercise notice at any time prior to the termination of its obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

The fund may write put options that give the holder of the option the right to sell the underlying security to the fund at the stated exercise price. The fund will receive a premium for writing a put option, which increases the fund’s return. The fund will write only covered put options, which means that so long as the fund is obligated as the writer of the option it will have placed and maintained in a segregated account cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The fund may engage in closing transactions to terminate put options that it has written.

Options purchased or sold by the fund may include options issued by the Clearing Corporation, which options are currently traded on the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Inc. (“NYSE”) and various regional stock exchanges. An option position may be closed out

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only on an exchange that provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the fund would not be able to sell the underlying security until the option expires or the fund delivered the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options may exist; (b) restrictions may be imposed by the exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on the exchange; (e) the facilities of the exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (f) the exchange could, for economic or other reasons, decide to or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the exchange (or in that class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by the Clearing Corporation as a result of trades on the exchange would continue to be exercisable in accordance with their terms.

The fund may enter into OTC options, which are two-party contracts with prices and terms negotiated between the buyer and seller. In the absence of a change of position of the staff of the SEC, the fund will treat OTC options and the assets used as cover for written OTC options as illiquid securities. If an OTC option is sold by the fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the conditional contractual right to repurchase the OTC option from the dealer at a predetermined price, then the fund will treat as illiquid the amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (that is, the current market value of the underlying security minus the option’s strike price). The repurchase price with the primary dealer is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.”

Purchasing Options.    The fund may purchase put options to hedge against a decline in the market value of its holdings. By buying a put, the fund has a right to sell the underlying security at the exercise price, thus limiting the fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the option the fund has purchased. In certain circumstances, the fund may purchase call options on securities held in its portfolio on which it has written call options or that it intends to purchase. The fund may purchase either exchange-traded or OTC options.

Futures and Financial Futures.    The fund is authorized to engage in transactions in financial futures contracts and related options on these futures contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. The fund may assume both “long” and “short” positions with respect to futures contracts. A long position involves entering into a futures contract to buy a security, whereas a short position involves entering into a futures contract to sell a security. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, that is, by entering into an offsetting transaction. Futures contracts are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission.

The purchase or sale of a futures contract, unlike the purchase or sale of a security, contemplates no price or premium being paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the

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borrower, called “variation margin,” are required to be made daily as the price of the futures contract fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Futures Contracts and Options on Futures Contracts.    The fund may enter into interest rate futures contracts on U.S. government securities and MBSs. A futures contract on securities, other than GNMAs which are settled in cash, is an agreement to purchase or sell an agreed amount of securities at a set price for delivery on an agreed future date. The fund may purchase a futures contract as a hedge against an anticipated decline in interest rates, and resulting increase in market price of securities the fund intends to acquire. The fund may sell a futures contract as a hedge against an anticipated increase in interest rates, and resulting decline in market price of securities the fund owns.

The fund may purchase call and put options on futures contracts on U.S. government securities and MBSs that are traded on U.S. commodity exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon the exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The fund will not purchase an option if, as a result of the purchase, more than 20% of its total assets would be invested in premiums for options and options on futures. In addition, the fund may not sell futures contracts or purchase related options if immediately after the sale the sum of the amount of initial margin deposits on the fund’s existing futures and options on futures and premiums paid for the related options would exceed 5% of the market value of the fund’s total assets, after taking into account unrealized profits and unrealized losses on any such contracts the fund has entered into, except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limitation. The fund is subject to no overall limitation on the percentage of its assets that may be subject to a hedge position.

The fund will purchase put options on futures contracts primarily to hedge its portfolio of U.S. government securities and MBSs against the risk of rising interest rates, and the consequential decline in the prices of U.S. government securities and MBSs it owns. The fund will purchase call options on futures contracts to hedge the fund’s portfolio against a possible market advance at a time when the fund is not fully invested in U.S. government securities and MBSs (other than U.S. Treasury Bills).

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a

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designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Transactions Involving Eurodollar Instruments.    The fund may from time to time purchase Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to the London Inter Bank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund intends to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described above.

Ratings as Investment Criteria.    In general, the ratings of NRSROs such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. These ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. An issue of debt obligations may, subsequent to its purchase by the fund, cease to be rated or its ratings may be reduced below the minimum required for purchase by the fund. Neither event will require the sale of the debt obligation by the fund, but SBFM will consider the event in its determination of whether the fund should continue to hold the obligation.

Disclosure of Portfolio Holdings

The fund has adopted policies and procedures developed by CAM, the Citigroup business unit that includes the manager, with respect to the disclosure of each portfolio’s securities and any ongoing arrangements to make available information about each portfolio’s securities holdings. The policy requires that consideration always be given as to whether disclosure of information about any portfolio’s securities holdings is in the best interests of such portfolio’s shareholders, and that any conflicts of interest between the interests of the portfolio’s shareholders and those of SBFM or CGM or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a portfolio’s securities holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund or portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the portfolios’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.    A portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.    A portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

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3.    A list of securities (that may include portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.    A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.    A portfolio’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the portfolio’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.    A portfolio’s securities holdings may be released on an as-needed basis to its legal counsel, counsel to its independent directors, and its independent registered accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a portfolio’s securities holdings is released pursuant to an ongoing arrangement with any party, a portfolio must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a portfolio, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a portfolio’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the portfolios do not disclose their portfolio holdings on their website, but may do so in the future.

Set forth below are tables showing those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of April 1, 2005, the fund releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company, (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

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As of April 1, 2005, the fund may also release its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

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RISK FACTORS

Interest Rate Risk.    The fund’s portfolio will be affected by general changes in interest rates that will result in increases or decreases in the market value of the obligations held by the fund. The market value of the obligations in the fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the fund’s yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Adjustable Rate Securities.    The types of securities in which the fund will invest have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these risks and special considerations are peculiar to Adjustable Rate Securities whereas others, most notably the risk of prepayments, pertain to the characteristics of MBSs or ABSs generally.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time, representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by the fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. SBFM will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the fund.

ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABS may not be as liquid as that for MBSs.

The interest rate reset features of Adjustable Rate Securities held by the fund will reduce the effect on the net asset value of fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, the fund’s net asset value, however, may vary to the extent that the current interest rate on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by the fund, the greater the potential for fluctuations in the fund’s net asset value.

Investors in the fund will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the fund in response to market interest rates. The fund and its shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of “locking-in” attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying mortgage assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor’s income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

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Any benefits to the fund and its shareholders from an increase in the fund’s net asset value caused by declining market interest rates are reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the fund should not be viewed as consistent with an objective of seeking capital appreciation.

Options and Futures Markets.    Participation in the options or futures markets involves investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If SBFM’s predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to the fund may leave the fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (a) dependence on SBFM’s ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

Lending Portfolio Securities.    In lending securities to brokers, dealers and other financial organizations, the fund will be subject to risks, which, like those associated with other extensions of credit, include the possible delays in realizing on, or loss of, collateral should the borrower fail financially.

Repurchase and Reverse Repurchase Agreements.    In entering into a repurchase agreement, the fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

When-Issued and Delayed Delivery Transactions.    Securities purchased on a when-issued or delayed delivery basis may expose the fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing when-issued or delayed delivery securities can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

Short Sales.    If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a capital gain. Although the fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited with respect to a “naked” short.

Borrowing.    If the fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the fund’s shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their costs to the fund, including any interest paid on the money borrowed, the net asset value of the fund’s shares will decrease faster than would otherwise be the case. This is the effect of the speculative characteristic known as “leverage.”

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INVESTMENT RESTRICTIONS

The fund is subject to certain restrictions and policies that are “fundamental,” which means that they may not be changed without a “vote of a majority of the outstanding voting securities” of the fund, as defined under the 1940 Act. The fund is subject to other restrictions and policies that are “non-fundamental” and which may be changed by the fund’s board of trustees without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies.    Without the approval of a majority of its outstanding voting securities, the fund may not:

1.    issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2.    invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.    borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

4.    make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.    engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

6.    purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); and (d) investing in real estate investment trust securities.

7.    invest in a manner that would cause the fund to fail to be a “diversified company” under the Act and the rules, regulations and orders thereunder.

8.    purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities and except that the fund may pay initial or variation margin in connection with options or futures contracts.

9.    make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the fund’s net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect the short sales and (b) allocated to segregated accounts in connection with the short sales. Short sales “against-the-box” are not subject to this restriction.

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Nonfundamental Policies.    As a nonfundamental policy, the fund may not:

1.    purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2.    write or purchase puts, calls, straddles, spreads or combinations of those transactions, except as consistent with the fund’s investment objectives and policies.

3.    purchase securities, other than MBSs, ABSs or U.S. government securities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after the purchase, more than 5% of the fund’s total assets would be invested in such securities.

4.    invest in interests in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

5.    make investments for the purpose of exercising control or management.

6.    invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

7.    purchase or retain securities of any issuer if, to the knowledge of the fund, any of the fund’s officers or trustees or any officer or director of SBFM individually owns more than  1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

All of the foregoing restrictions stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the fund will be made by SBFM, subject to the overall review of the fund’s board of trustees. Allocation of transactions on behalf of the fund, including their frequency, to various dealers will be determined by SBFM in its best judgment and in a manner deemed fair and reasonable to the fund’s shareholders. The primary considerations of SBFM in allocating transactions will be availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to SBFM may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by SBFM, and the fees of SBFM are not reduced as a consequence of its receipt of the supplemental information. The information may be useful to SBFM in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to SBFM in carrying out its obligations to the fund.

Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Although investment decisions for the fund will be made independently from those of the other accounts managed by SBFM, investments of the type the fund may make may also be made by those other accounts. When the fund and one or more other accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security or other investment, available investments or opportunities for sales will be allocated in

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a manner believed by SBFM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

For the fiscal years ended May 31, 2003, 2004 and 2005, the fund incurred no brokerage commissions.

The fund will not purchase securities, including U.S. government securities, during the existence of any underwriting or selling group relating to the offering of the securities of which Citigroup Global Markets is a member, except to the extent permitted by rules or exemptions adopted by the SEC or interpretations of the staff of the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison to other funds that have similar investment objectives but that are not subject to a similar limitation. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

During the fiscal year ended May 31, 2005, the Fund held securities issued by the following regular brokers or dealers of the Fund:

Broker-Dealer	Type of Security	Amount
Bear Stearns Securities Corp.	Debt	$42,745,000
Merrill Lynch	Debt	23,609,000
Morgan Stanley	Debt	14,291,000
Deutsche Bank	Debt	3,386,000
Credit Suisse First Boston Corp.	Debt	3,217,000
Goldman Sachs	Debt	1,996,000
Lehman Brothers Inc.	Debt	855,000
JPMorgan Chase	Debt	170,000

PORTFOLIO TURNOVER

Under certain market conditions, if the fund engages in options transactions it may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by the fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a high turnover rate (i.e., in excess of 100%). The fund has no fixed policy with respect to portfolio turnover, but does not expect to trade in securities for short-term gain. The fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when SBFM believes investment considerations warrant such sale or purchase. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve corresponding greater transaction costs that will be borne directly by the fund.

The fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for one year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

For the fiscal years ended May 31, 2004 and 2005, the fund’s portfolio turnover rate was 42% and 20%, respectively.

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ADDITIONAL PURCHASE INFORMATION

Timing of Purchase Orders

Orders for the purchase of the fund’s Salomon Brothers shares received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., Eastern time) on any day that the fund calculates its net asset value and either transmitted to Citigroup Global Markets by the close of its business day (normally 5:00 p.m., Eastern time) or transmitted by dealers to the Transfer Agent, through the facilities of the National Securities Clearing Corporation (“NSCC”) by 7:00 p.m., Eastern time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See “Buying Shares and Exchanging Shares” in the Prospectus. It is the dealers’ responsibility to ensure that orders are transmitted on a timely basis to Citigroup Global Markets or the Transfer Agent through the facilities of NSCC. Any loss resulting from a dealer’s failure to submit an order within the prescribed time frame will be borne by that dealer.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

Salomon Brothers Class A Shares

Volume Discounts.    The schedule of sales charges on Salomon Brothers Class A shares described in the Prospectus relating to Salomon Brothers Class A shares applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are “affiliated persons” of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Advisers Act) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Salomon Brothers Class A shares should call (800) 446-1013.

Group Purchases.    A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Salomon Brothers Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Section 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Salomon Brothers Class A shares of the fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Salomon Brothers Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A “qualified group” is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring fund shares at a discount; and (c) satisfies uniform criteria that enable the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange

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for group meetings between representatives of the fund and the members, and must agree to include sales and other materials related to the fund in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

Initial Sales Charge Waivers.    In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Salomon Brothers Class A shares, investors who, authorized by and as a result of a direct relationship with the fund’s portfolio manager, purchase shares directly from the fund, will also have the initial sales charge waived when purchasing Salomon Brothers Class A shares.

Sales Charge Reallowance.    Purchases of Salomon Brothers Class A shares of the fund may be made at the net asset value per share of the Salomon Brothers Class A shares plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge on the purchase of the fund’s Salomon Brothers Class A shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

Class A (net asset value plus 5.26% of net asset value per share)	$9.82

Accumulation Privilege—lets you combine the current value of Class A shares of the fund with Class A, B and C shares of Salomon Brothers funds and Salomon Brothers shares of SB funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Please consult with your Financial Consultant(s) to determine whether shares held in accounts established through other Financial Consultants may be combined for purposes of the accumulation privilege.

Shares of Salomon Brothers money market funds may not be combined. Class C shares of SB Adjustable Rate Income Fund—Salomon Brothers shares and Salomon Brothers Short/Intermediate U.S. Government Fund are not offered with a sales charge, but may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Salomon Brothers funds and Salomon Brothers shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1)	$25,000

(2)	$50,000

(3)	$100,000

(4)	$250,000

(5)	$500,000

(6)	$750,000

(7)	$1,000,000

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Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Salomon Brothers and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, Class A, B and C shares of any Salomon Brothers fund or Salomon Brothers shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Salomon Brothers money market funds are not eligible. However, as of the date of this Supplement, the following funds and share classes are also eligible, although not offered with a sales charge:

Class C shares of SB Adjustable Rate Income Fund (Salomon Brothers shares)

Class C shares of Salomon Brothers Short/Intermediate U.S. Government Fund

This list may change from time to time. Investors should check with their Financial Consultant to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a Financial Consultant, you should check to see whether accounts held with other financial professionals may be combined.

Eligible Prior Purchases:    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your Financial Consultant, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase,

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you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your Financial Consultant in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Consultant, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Retirement Plans

The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this prospectus.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for Plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

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Share Certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

ADDITIONAL REDEMPTION INFORMATION

If the board of trustees of the fund determines that it is in the best interests of the remaining shareholders of the fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the board of trustees may deem fair and equitable. However, the fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of the fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Under the 1940 Act, the fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

SHAREHOLDER SERVICES

Exchange Privilege.    Shareholders may exchange all or part of their fund shares for shares of the same class of funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder’s state of residence.

The exchange privilege enables shareholders of the fund to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if SBFM in its sole discretion

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determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability of fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving funds in the Salomon Brothers Investment Series. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Automatic Withdrawal Plan.    An Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of the fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such a fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, the fund or PFPC upon written notice.

The Automatic Withdrawal Plan will not be carried over on exchanges between funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new fund or class. For additional information, shareholders should call (800) 446-1013.

Reinstatement Privilege.    A shareholder may return any dividend, capital gain or redemption check to the fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Salomon Brothers Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Salomon Brothers Class B and Salomon Brothers Class C shares, if an investor redeems Salomon Brothers Class B or Salomon Brothers Class C shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Salomon Brothers Class B or Salomon Brothers Class C shares of any fund within 60 days, the Salomon Brothers Class B or Salomon Brothers Class C shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

Self Employed Retirement Plans.    The fund offers a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase fund shares.

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Boston Safe Deposit and Trust Company (“Boston Safe”) has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from the fund. Because application of particular tax provisions will vary depending on each individual’s situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

Individual Retirement Accounts.    The fund offers a prototype individual retirement account (“IRA”), which has been approved as to form by the IRS. Contributions to an IRA made available by the fund may be invested in shares of the fund and/or certain other Salomon Brothers mutual funds.

Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

DISTRIBUTOR

Citigroup Global Markets serves as the fund’s distributor on a best efforts basis pursuant to a written agreement dated June 5, 2000 and last approved on August 12, 2004. The fund offers its shares on a continuous basis.

When payment is made by the investor before settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor’s brokerage account and Citigroup Global Markets may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund of the Salomon Brothers funds. If the investor instructs the distributor to invest the funds in a Salomon Brothers money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Salomon Brothers money market fund, and affiliates of Citigroup Global Markets that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving investment management fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The fund’s board of trustees has been advised of the benefits to Citigroup Global Markets resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

Rule 12b-1 promulgated under the 1940 Act (the “Rule”) provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The board of the fund has adopted services and distribution plans with respect to each class of shares (other than Salomon Brothers Class O and Salomon Brothers Class Y) of the fund pursuant to the Rule (the “Plans”). The board of trustees of the fund has determined that there is a reasonable likelihood that the Plans will benefit the fund and its shareholders.

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Distribution Fees

Each Salomon Brothers class described in this SAI (other than Salomon Brothers Class O and Salomon Brothers Class Y) of the fund is authorized, pursuant to a services and distribution plan applicable to that class of shares (the “Class A Plan,” the “Class B Plan” and the “Class C Plan,” as applicable, and collectively, the “Plans”) adopted pursuant to the Rule to pay Citigroup Global Markets an annual service fee with respect to the Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares of the fund at the rate of 0.25% of the value of the average daily net assets of the respective class.

With respect to Salomon Brothers Class B and Salomon Brothers Class C shares of the fund, Citigroup Global Markets is also paid an annual distribution fee at the rate of 0.50% of the value of the average daily net assets of the respective class.

The service fees are used for servicing shareholder accounts, including payments by Citigroup Global Markets to selected securities dealers. The distribution fees are paid to Citigroup Global Markets to compensate for activities primarily intended to result in the sale of Salomon Brothers Class B and Salomon Brothers Class C shares.

For the fiscal years ended May 31, 2004 and May 31, 2005 Citigroup Global Markets received $0 and $48,000, respectively, in deferred sales charges on the redemption of the fund’s Salomon Brothers Class A shares. For the fiscal years ended May 31, 2004, and May 31, 2005, Citigroup Global Markets received $3,000 and $0 in deferred sales charges on the redemption of the fund’s Salomon Brothers Class C shares, respectively. These purchases did not incur an initial sales charge.

The following service and distribution fees were incurred pursuant to the Plan during the years indicated:

	Distribution Plan Fees
	Fiscal Year Ended 5/31/05	Fiscal Year Ended 5/31/04	Period Ended 5/31/03
Salomon Brothers Class A	$97,919	$28,521	$0	*
Salomon Brothers Class B	1,312	250	—
Salomon Brothers Class C**	314,259	84,081	$664

*	Amount represents less than $1.00.
**	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.

The expenses incurred in connection with these activities include: costs of printing and distributing the fund’s Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for Citigroup Global Markets’ initial expense of paying investment representatives or introducing brokers a commission upon the sale of the fund’s shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, Citigroup Global Markets may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the fund (a “trail fee”) with respect to accounts that dealers continue to service.

For the fiscal year ended May 31, 2005, Citigroup Global Markets incurred the following distribution expenses for the fund:

	Financial Consultant Compensation	Branch Expenses	Marketing & Advertising Expenses	Printing Expenses	Total
Salomon Brothers Class A	$1,012,795	$453,933	$—	$—	$1,466,728
Salomon Brothers Class B	90,385	31,429	12,192	—	134,006
Salomon Brothers Class C	1,667,022	1,650,600	559,830	3,466	3,880,918

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With respect to Salomon Brothers Class C shares of the fund, Citigroup Global Markets will pay broker-dealers a quarterly fee at an annual rate of .75% which will begin to accrue immediately.

Sales personnel of broker/dealers distributing the fund’s shares and any other persons entitled to receive compensation for selling or servicing the fund’s shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by Citigroup Global Markets and dealers in connection with the sale of shares will be paid, in the case of Salomon Brothers Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Salomon Brothers Class B and Salomon Brothers Class C shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Salomon Brothers Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Salomon Brothers Class B shares.

The Plans provide that Citigroup Global Markets may make payments to assist in the distribution of the fund’s shares out of the other fees received by it or its affiliates from the fund, its past profits or any other sources available to it. From time to time, Citigroup Global Markets may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Citigroup Global Markets under the Plans and payments by Citigroup Global Markets to selected securities dealers are payable without regard to actual expenses incurred.

Citigroup Global Markets may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers’ registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the fund. In addition, Citigroup Global Markets may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the fund’s shares or the amount that the fund will receive as proceeds from such sales. Dealers may not use sales of the fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by Citigroup Global Markets, any applicable Plan payments or Citigroup Global Markets’s other resources. Other than Plan payments, the fund does not bear distribution expenses.

A quarterly report of the amounts expended with respect to the fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the fund’s board of trustees for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the fund’s board of trustees and by the trustees who are neither “interested persons,” as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to the fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the trustees who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of the fund or class, as the case may be.

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DETERMINATION OF NET ASSET VALUE

The fund’s net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the net asset value attributable to each class by the total number of shares of the class outstanding. The NYSE is closed in celebration of the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, the fund’s investments are valued at market value or, in the absence of a market value with respect to any security, at fair value as determined by or under the direction of the fund’s board of trustees. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost where the board has determined that amortized cost approximates fair value. Corporate debt securities, MBSs and ABSs held by the fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the Board of Trustees; any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analysis and evaluations of various relationships between securities and yield to maturity information. In carrying out valuation policies adopted by the fund’s Board of Trustees, SBFM, as administrator, may consult with an independent pricing service (the “Pricing Service”) retained by the fund. The procedures of the Pricing Service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the Board of Trustees.

Premiums received on the sale of call options will be included in the fund’s net assets, and current market value of such options sold by the fund will be subtracted from the fund’s net assets. Any other investments of the fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Trustees in good faith. This value generally is determined as the amount that the fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets

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is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

On May 31, 2005, the unused capital loss carryforwards for the fund were approximately $37,136,219. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryforwards. The carryforwards expire as follows:

May 31,
2008	2009	2010	2011	2012	2013
$338,424	340,617	1,736,816	9,454,718	17,116,336	8,149,308

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in zero coupon securities foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect

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the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments.    Interest or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

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The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

The fund expects that none of the dividends paid by the fund will qualify (i) for the corporate dividends received deduction or (ii) as so-called “qualified dividend income” for purposes of taxation at long-term capital gains rates for individuals.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a

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long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.    The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes.    Distributions may also be subject to additional state, local and foreign tax depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders.

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

Recently enacted legislation generally exempts from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the fund’s “qualified net interest income” (generally, the

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fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). This legislation applies for taxable years beginning before January 1, 2008. However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Counsel.    Willkie Farr & Gallagher LLP serves as counsel for the fund. The trustees who are not “interested persons” of the fund have selected Stroock & Stroock & Lavan LLP as their counsel.

Independent Registered Public Accounting Firm.    KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as the fund’s independent registered public accounting firm to examine and report on the fund’s financial statements and financial highlights for the fiscal year ending May 31, 2006.

Custodian.    State Street Bank and Trust Company (“State Street”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the fund. The assets of the fund are held under bank custodianship in accordance with the 1940 Act. Under its custody agreement with the fund, State Street is authorized to establish separate accounts and appoint securities depositories as sub-custodians of assets owned by the fund. For its custody services, State Street receives monthly fees charged to the fund based upon the month-end, aggregate net asset value of the fund plus certain charges for securities transactions. State Street is also reimbursed by the fund for out-of-pocket expenses, including the costs of any sub-custodians.

Transfer Agent.    PFPC Inc., located at P.O. Box 9699, Providence Rhode Island 02940-9699, serves as the transfer agent and shareholder services agent of the fund’s Salomon Brothers classes of shares.

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Organization of the Fund.    The fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Amended and Restated Master Trust Agreement dated November 5, 1992, as amended from time to time (the “Trust Agreement”). The fund commenced operations on June 22, 1992, and on July 30, 1993 the fund changed its name to Smith Barney Shearson Adjustable Rate Government Income Fund. On November 7, 1994 the fund changed its name to Smith Barney Adjustable Rate Government Income Fund, and on July 31, 2002, the fund changed its name to Smith Barney Adjustable Rate Income Fund. On April 4, 2003, the fund changed its name to its current name.

In the interest of economy and convenience, certificates representing shares in the fund are not physically issued except upon specific request made by a shareholder to PFPC. The transfer agent maintains a record of each shareholder’s ownership of fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or trustee. The Trust Agreement provides for indemnification from the fund for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Voting Rights.    The fund has authorized 11 classes of shares: Smith Barney Class A shares, Smith Barney Class B shares, Smith Barney Class C shares, Smith Barney Class Y shares, Salomon Brothers Class A shares, Salomon Brothers Class B shares, Salomon Brothers Class C shares, Salomon Brothers Class O shares and Salomon Brothers Class Y shares. Each class of shares represents an identical interest in the fund’s investment portfolio. As a result, the classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each class; (b) the effect of the respective sales charges, if any, for each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; (e) the exchange privileges of each class; and (f) the conversion feature of the Smith Barney Class B and Salomon Brothers Class B shares. The fund’s board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different classes of shares of the fund. The board of trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that class. Generally, shares of the fund will be voted on a fund-wide basis except for matters affecting only the interests of one class. The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund’s outstanding shares. Shareholders of record owning no less than two-thirds of the outstanding shares of the fund may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Shareholders who satisfy certain criteria will be assisted by the fund in communicating with other shareholders in seeking the holding of the meeting.

Annual Reports.    The fund sends to each of its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receives a single copy of each report. In addition, the fund consolidates the mailing of

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its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. When the fund’s annual report is combined with the prospectus into a single document, the fund will mail the combined document to each shareholder to comply with legal requirements. Any shareholder who does not want this consolidation to apply to his or her account should contact the fund’s Transfer Agent.

Legal Matters    Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

As of the date above, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

FINANCIAL STATEMENTS

The fund’s Annual Report for the fiscal year ended May 31, 2005 is incorporated herein by reference in its entirety. The Annual Report was filed on August 8, 2005, accession number 001193125-05-160677.

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APPENDIX A

Proxy Voting Policies and Procedures

The board of trustees of the fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could

A-1

present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager’s personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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PART A - PROSPECTUSES

PART B - STATEMENTS OF ADDITIONAL INFORMATION

PART C - FORM N-1A

Item 22. Exhibits

(a)(1) First Amended and Restated Master Trust Agreement dated November 5, 1992 is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed September 28, 1993 (“Post Effective Amendment No. 5”).

(a)(2) Amendment No. 1 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 5.

(a)(3) Amendment No. 2 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed October 1, 1995.

(a)(4) Amendment No. 3 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on March 14, 1997 (“Post-Effective Amendment No. 12”)

(a)(5) Amendment No. 4 to First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 12

(b)(1) Registrant’s By-Laws are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed June 6, 1992 (“Pre-Effective Amendment No. 1”).

(b)(2) Registrants’ Amended and Restated By-Laws are incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on April 4, 2003.

(c) Registrant’s form of share certificate for Class A, B, C, and I shares is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement filed August 14, 1992 (“Post-Effective Amendment No. 2”).

(d)(1) Advisory Agreement between the Registrant and SSB Citi Fund Management LLC (formerly, SSBC Fund Management Inc., Smith Barney Strategy Advisers Inc. and Smith Barney Shearson Strategy Advisers Inc.) is incorporated by reference to Post-Effective Amendment No. 5.

(d)(2) Form of Sub-Advisory Agreement between the Registrant and BlackRock Financial Management Inc. is incorporated by reference to definitive Proxy Materials filed by Registrant on January 12, 1995.

(e)(1) Distribution Agreement between the Registrant and Smith Barney Inc. (formerly, Smith Barney Shearson Inc.) dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 5.

(e)(2) Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 15.

(e)(3) Selling group Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 15.

(e)(4) Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 17.

(f) Not Applicable.

(g) Custody Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective Amendment No. 9.

(h)(1) Transfer Agency Agreement between the Registrant and First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Pre-Effective Amendment No. 1.

(h)(2) Administration Agreement dated June 1, 1994 between the Registrant and SSB Citi Fund Management LLC (formerly, SSBC Fund Management Inc., Smith Barney Mutual Funds Management Inc. and Smith, Barney Advisers, Inc.) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement as filed July 29, 1994 (“Post-Effective Amendment No. 6”)

(h)(3) Form of Transfer Agency Agreement between the Registrant and Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 17.

(h)(4) Form of Sub-Transfer Agency Agreement between Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) and PFPC Global Fund Services (formerly, First Data Investor Services Group) is incorporated by reference to Post-Effective Amendment No. 17.

(i) Opinion of Counsel is incorporated by reference to Pre-Effective Amendment No. 1.

(j)(1)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(j)(2) Power of Attorney is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on April 4, 2003.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Services and Distribution Plan pursuant to Rule 12b-1 dated February 25, 1997 is incorporated by reference to Post-Effective Amendment No. 12.

(m)(2) Form of Amended and Restated Shareholder services and distribution plan pursuant to Rule 12b-1 for the Registrant is incorporated by reference to Post-Effective No. 15.

(m)(3) Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 for the Registrant is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on April 4, 2003.

(m)(4) Amended and Restated Shareholder services and distribution plan pursuant to Rule 12b-1 for the Registrant is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on September 28, 2004.

(n) Financial Data Schedule is not applicable.

(o)(1) Amended Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Post-Effective Amendment No. 14.

(o)(2) Amended Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on April 4, 2003.

(p) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 17.

Item 23. Persons Controlled by or Under Common Control with Registrant

None.

Item 24. Indemnification

The response to this item is incorporated by reference to Pre-Effective Amendment No. 1.

Item 25. Business and Other Connections of Investment Adviser

Investment Adviser – Smith Barney Fund Management LLC (“SBFM”) SBFM was incorporated under the laws of the State of Delaware in December 1968. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly Smith Barney Holdings Inc.), which in turn is a wholly owned subsidiary of Citigroup Inc. (“Citigroup”). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).

The list required by this Item 26 of officers and trustees of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and trustees during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 26. Principal Underwriters

(a) Citigroup Global Markets Inc. (“CGM”)(formerly Salomon Smith Barney Inc.),

the Registrant’s distributor, is the distributor for for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney

Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.

Item 27. Location of Accounts and Records

SB Adjustable Rate Income Fund

125 Broad Street

New York, New York 10004

Smith Barney Fund Management LLC

399 Park Avenue

New York, New York 10022

and

300 First Stamford Place, 4th Floor

Stamford, CT 06902

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Citicorp Trust Bank, fsb

125 Broad Street

New York, New York 10004

PFPC Global Fund Services

P. O. Box 9699

Providence, RI 02940-9699

Item 28. Management Services

Not Applicable.

Item 29. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”), as amended, and the Investment Company Act of 1940, as amended, the Registrant (certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act) and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereunto duly authorized, all in the City of New York, State of New York on the 28th day of September, 2005.

SB ADJUSTABLE RATE INCOME FUND

By:	/s/ R. Jay Gerken
R. Jay Gerken,
President, Chairman and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement and the above Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. Jay Gerken	President, Chairman and Chief Executive Officer	September 28, 2005
R. Jay Gerken

/s/ Kaprel Ozsolak	Treasurer and Chief Financial Officer	September 28, 2005
Kaprel Ozsolak

*	Trustee	September 28, 2005
Dwight B. Crane

*	Trustee	September 28, 2005
Paolo M. Cucchi

*	Trustee	September 28, 2005
Robert A. Frankel

*	Trustee	September 28, 2005
William R. Hutchinson

*	Trustee	September 28, 2005
Paul Hardin

*	Trustee	September 28, 2005
George M. Pavia

* By:	/s/ R. Jay Gerken

R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney filed with Post-Effective Amendment No. 22 on April 4, 2003.

Exhibit Index

j.1.	Consent of Independent Registered Public Accounting Firm